UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program
(Exact name of Registrant as specified in charter)

170 N. Radnor Chester Road, Suite 300 Radnor, PA	19087
(Address of chief executive offices)	(Zip code)

Richard J. Flannery

President and Chief Executive Officer

TIFF Investment Program

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

with a copy to:

Kristin H. Ives, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:	610.684.8000

Date of fiscal year end:	12/31/2015

Date of reporting period:	1/1/15 – 12/31/15

Item 1. Reports to Stockholders.

(Annual Report for the period 1/1/15 through 12/31/15 is filed herewith)

TIFF Investment Program
2015 Annual Report	DECEMBER 31, 2015

About TIFF

The Investment Fund for Foundations (TIFF), founded in 1991, is a not-for-profit organization that seeks to improve the investment returns of endowed non-profits by making available to them a series of multi-manager investment strategies, plus resources aimed at enhancing fiduciaries’ knowledge of investing.

TIFF Mutual Funds

TIFF Investment Program (TIP) is comprised of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of two mutual funds at present: TIFF Multi-Asset Fund (MAF) and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for the fund as well as for the all-important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of all of the fund’s assets.

Financial Statements

TIP is pleased to provide this Annual Report for the year ended December 31, 2015. Additional information regarding the performance of the mutual funds described herein has been provided to members via the TIFF Multi-Asset Fund quarterly reports and at www.tiff.org for STF reporting.

For Further Information

As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial statements. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

February 29, 2016

Copyright © 2016 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

TIFF Multi-Asset Fund	December 31, 2015
Portfolio Management Review (Unaudited)

What’s NEW

TIFF experienced two important changes during 2015. Jay Willoughby became TAS’s and TIP’s Chief Investment Officer, and TIFF Multi-Asset Fund (MAF) reconfigured and updated its Constructed Index (CI).

Jay’s initial focus on MAF has been to understand its mission, review its positioning, and analyze potential improvements. We are pleased to share the following message from Jay.

Our investment team will continue to focus on manager selection during these challenging times. Warren Buffett suggests not swinging at every pitch but rather waiting for the “fat pitch” before taking a swing. We will try to do just that, keeping our allocations near the CI weights. We are working hard to upgrade our manager roster by selectively adding a few new names and removing some in which we have less conviction. This will be true in both the equity-oriented and diversifying strategies portions of the portfolio. In fixed income, we will emphasize liquidity and quality during this spell of low rates and higher volatility.

I look forward to the coming year at TIFF and learning more about our members. As always, our focus will be on generating the investment returns necessary to support our members’ charitable missions.

Jay L. Willoughby

On October 1, 2015, MAF’s new CI, a blended benchmark and policy portfolio, took effect. The primary substantive changes were an increase in overall equity exposure designed to increase the probability of the fund achieving its performance objective across market cycles. In addition, the new CI offers a more balanced set of investments outside of equities (e.g., the return of conventional bonds to the CI and a reduction in the CI’s inflation-oriented positions). The updated CI remains a blended index. As of October 1, 2015, it consists of three broad categories, each assigned a weight and a benchmark by TAS:

The goal is to provide a policy portfolio and benchmark for MAF that is simpler, more durable, more flexible, and more easily understood by MAF’s investing organizations than prior versions of the CI. Details on the makeup, rationale, and category benchmarks for the updated CI are available at www.tiff.org and in MAF’s prospectus.

See Index Descriptions on pages 62-63 for details and descriptions of MAF Indices.

TIFF Multi-Asset Fund	December 31, 2015
Portfolio Management Review (Unaudited) (continued)

What has NOT Changed

MAF’s strategy has not changed. The fund seeks to achieve its long-term target return of CPI + 5% and, in our view, a portfolio pursuing CPI + 5% must, over the long-term, have a high structural allocation to equity-oriented assets. Equity-oriented assets are intended to be the primary long-term driver of portfolio returns. Diversifying strategies (hedge funds and other investments offering diversification relative to equities and fixed income assets) are intended to generate meaningful returns while reducing equity market sensitivity. Finally, fixed income assets (including cash) are intended to help maintain value in periods of unforeseen inflation or in deflationary or flight-to-quality environments. TAS believes the CI is a relevant performance benchmark for both short- and long-term periods and that MAF’s asset mix is an appropriate long-term asset mix for non-profit organizations that seek to maintain the inflation-adjusted value of their assets while distributing 5% of these assets annually.

Performance Review

2015 was a tough year across many investable markets, with most regional equity and credit markets, as well as many commodities, producing moderate to severely negative returns on the year. The few asset classes that had positive performance on the year, for instance some nominal US bonds, US equities and US REITs, barely produced positive gains. Given MAF’s global mandate and substantial allocation to equity markets, it is not surprising that MAF’s absolute performance in 2015 was disappointing, returning -1.72% for the year, before the deduction of entry and exit fees. This performance substantially lagged MAF’s primary long-term benchmark of CPI + 5%, which returned 5.76% in 2015. The return did however outperform MAF’s constructed index (CI), which returned -2.00% for the year, by 0.28%. For complete, annualized performance data, including the effects of MAF’s 0.50% entry and exit fees, please see the table on page 4.

As stated, MAF’s substantial allocation to equities throughout the year was a driver of negative returns in 2015, with the MSCI All Country World (ACW) Index returning -2.4% in 2015. MAF’s small allocation to commodity futures also hurt absolute performance as most commodities traded lower throughout the year (Bloomberg Commodity Index Total Return was down -24.6% for the year), with oil recently trading below $30/barrel. One asset class bright spot on the year was MAF’s allocation to a laddered bond portfolio of shorter dated nominal US Treasury bonds; a position MAF initiated midway through the year.

Asset allocation tilts relative to the CI were a slight drag on performance for the year. One major negative contributor was MAF’s allocation to commodity futures in Q4. MAF’s new CI, which became effective on October 1 2015, does not have an exposure to commodity futures. As the asset class experienced double digit negative returns for the quarter, any long allocation to the asset class was bound to hurt performance. Fortunately, MAF’s two commodity managers in aggregate performed well and were able to protect against some of the loss. On the positive side, MAF’s overweight to Japanese equities added value on the year as Japanese equities substantially outperformed the broad equity market.

Despite its disappointing absolute performance, MAF did outperform the CI, before the deduction of entry and exit fees, although it lagged CI after taking into account the entry and exit fees that an investor who invested and redeemed during the year would have paid. The CI returned -2.00% for the year. MAF’s outperformance relative to the CI was mainly driven by MAF managers and acquired funds in aggregate adding value for the year. The positive manager excess return was not broad in nature but concentrated in some of MAF’s larger allocations. Managers that favored growth over value, US over non-US, and/or larger capitalization over smaller capitalization companies generally added value in 2015, while those that had the opposite bias generally underperformed.

Somewhat surprisingly, the positive manager excess return came in a year when the ACW’s index of value-oriented stocks underperformed its growth stock counterpart in 10 of the 12 months. For the calendar year, value lagged growth by 8%. TAS believes that value stocks (i.e., stocks with attractive current valuations) will, over the long run, tend to outperform stocks with attractive growth characteristics. Thus, MAF tends to have more exposure to managers and strategies targeting companies with attractive valuations. TAS’s analysis of value vs. growth returns in developed market global equities over the last 40 years shows a meaningful edge for value, and TAS does not expect to see this market dynamic materially changing. Additionally, MAF had the headwind of TAS’s decision to allocate capital more towards the non-US market, specifically the emerging markets (for the third year in a row, emerging markets lagged the MSCI ACWI) and smaller cap stocks over large cap.

TIFF Multi-Asset Fund	December 31, 2015

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting TIFF’s website at www.tiff.org. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details.

The fund may use leverage; invests in illiquid securities, non-US securities, small capitalization stocks, derivatives, below investment grade bonds, and real-estate oriented investments; and engages in short selling. Non-US securities may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if a manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. Not more than 20% of the fund’s assets may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.” Investors should be aware of the risks involved with investing in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. As a multi-manager fund, the fund may experience higher transaction costs than a fund managed by a single manager and the fund may not be able to combine money managers such that their styles are complementary.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/15

	Calendar Year 2015	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	-1.72%	4.21%	4.87%	6.11%	7.64%	361.11%
After Deduction of Entry/Exit Fees	-2.72%	3.86%	4.66%	6.01%	7.59%	356.52%
MSCI All Country World Index	-2.36%	7.69%	6.09%	4.76%	6.48%	268.04%
CPI + 5% per annum	5.76%	6.04%	6.61%	6.94%	7.27%	329.16%
MAF Constructed Index	-2.00%	2.94%	3.72%	4.55%	6.92%	300.87%
65/35 Mix	-1.17%	5.59%	5.35%	5.06%	6.56%	273.87%

See Index Descriptions on pages 62-63 for details and descriptions of MAF Indices.

Total return assumes dividend reinvestment. MAF’s annualized expense ratio for calendar year 2014 was 1.71% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2014, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio may differ for 2015.

Commencement of operations was March 31, 1995. The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

TIFF Multi-Asset Fund	December 31, 2015
Performance of a $2,500,000 Investment (Unaudited)	Ten year period ended 12/31/15

See Index Descriptions on pages 62-63 for details and descriptions of MAF Indices.

Past performance is not a guarantee of future results.

The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Multi-Asset Fund	December 31, 2015

Manager Allocation Changes

TAS continually evaluates and reviews MAF’s external manager and investment fund roster, as well as other investment opportunities available to the fund. Among the factors that must be considered is MAF’s limitation on investments in illiquid securities. All mutual funds, including MAF, are prohibited from investing more than 15% of their assets in illiquid investments (those that cannot be sold in the ordinary course within seven days at approximately the price at which they are being carried on the fund’s books). This limitation frequently comes into play when evaluating investments and redemptions within the Diversifying Strategies category, such as long/short hedge funds. Such funds often permit investors to redeem their interests on a monthly or less frequent basis and, therefore, are generally considered illiquid. Due to its ongoing review of MAF’s investment opportunities, TAS caused MAF to substantially redeem from several external managers and investment funds whose performance, processes and/or team no longer met TAS’s evolving criteria. Certain of these redemption proceeds will be received over time and, until received, will still be reflected on the fund’s books as illiquid investments. MAF also redeemed from one long/short fund that was closed to new capital and unlikely to reopen, in TAS’s opinion, and was less than one-half of 1% of MAF’s net assets and could not grow.

One significant manager allocation occurred in 2Q. MAF allocated 6% of its capital to a London-based global long-only equity manager, Hosking Partners. Founded in 2013 by Jeremy Hosking, Hosking Partners invests based on the capital cycle: seeking to exploit the inverse relationship between the supply of capital in an industry and the long-term return on equity invested in the industry. Hosking Partners’ investment philosophy and portfolio construction strategy results in a large number of holdings which express a limited number of investment concepts. TAS knows founder Jeremy Hosking well through MAF’s long-term relationship with his prior firm, Marathon Asset Management, and believes Hosking is highly motivated to generate excess returns as an independent firm. Hosking Partners thus represented a unique opportunity to invest with a manager TAS knew well implementing a strategy that was successfully managed for over two decades, but in a structure with more flexibility given the firm’s lower level of assets under management. For the year, the allocation was a positive contributor to performance.

Three manager allocations occurred in 3Q: an allocation to Fundsmith, an allocation to AJO’s small-cap emerging markets strategy, and an allocation to Latimer Light. Founded in 2010 by Terry Smith, a long-standing member of the financial industry, Fundsmith manages a global long-only equity strategy that pursues investment returns from buying high-quality businesses at attractive valuations. These businesses usually have distinct competitive advantages, such as strong brands and sustainable, unleveraged returns. Partial redemptions from two of MAF’s global equity managers funded this investment.

TAS expanded MAF’s long-standing relationship with AJO by adding an allocation to AJO’s emerging markets small-cap strategy. MAF’s relationship with AJO dates back to the 1990s and, until now, has been focused on a strategy investing in large-cap US equities. Arup Datta, formerly of Numeric Investors, will manage the emerging markets small-cap strategy and construct the portfolio as AJO’s other portfolios are constructed: using quantitative factors such as valuation, momentum, and management quality. TAS views AJO’s plan to limit assets in this strategy to a number well below that of other funds in the same area as a competitive advantage. TAS funded this strategy by reducing passive emerging markets equity exposure.

Also in 3Q, TAS added an equity long/short hedge fund, Latimer Light, to MAF’s illiquid roster. Scott Phillips, previously a very successful analyst at Lone Pine, a firm with which MAF has had a relationship since 1997, founded Latimer Light and launched the fund on October 1, 2015. Latimer Light invests primarily in US securities across market capitalizations and targets long investment returns in growth-oriented businesses. Companies with competitive threats, weak management teams, excess leverage, or inappropriately high valuations will be targeted shorts. The fund’s small size should allow it to establish significant positions in small- and mid-cap securities on both the long and the short sides. Additionally, as a day-one investor, MAF secured attractive business terms. TAS funded Latimer Light using partial redemptions from two other hedge funds. In the very short term, Fundsmith, AJO Emerging Markets and Latimer Light produced mixed results during 4Q performance.

In 4Q, TAS freed up a significant percentage of illiquid capacity in MAF by redeeming in full from Farallon Capital (a 4% position in MAF). Additionally, TAS reduced MAF’s position with one of its commodity managers by 1%, initiated a full redemption from Amundi Smith Breeden’s securitized credit portfolio (a 2% position in MAF), and materially reduced MAF’s TIPS exposure. We expect to deploy this capital into higher expected return strategies in 2016.

TIFF Multi-Asset Fund	December 31, 2015

Summary Schedule of Investments (Unaudited)

Foreign Common Stocks	32.8%
US Common Stocks	29.1%
Private Investment Funds	17.7%
US Treasury Bonds/Notes	7.8%
Repurchase Agreement	3.9%
Exchange-Traded Funds (ETFs)	2.8%
US Treasury Bills	2.1%
Mortgage-Backed Securities	1.6%
Asset-Backed Securities	0.7%
Preferred Stocks	0.5%
Participation Notes	0.1%
Publicly Traded Limited Partnerships	0.1%
Warrants	0.1%
Disputed Claims Receipt	0.0%
Convertible Bonds	0.0%
Corporate Bonds	0.0%
Rights	0.0%
Total Investments	99.3%
Securities Sold Short	(1.9)%
Other Assets in Excess of Liabilities	2.6%
Net Assets	100.0%

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund	December 31, 2015
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Including Interest and Dividend Expense**			Excluding Interest and Dividend Expense**
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expense Paid During the Period* 7/1/15 – 12/31/15	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expense Paid During the Period* 7/1/15 – 12/31/15
1) Actual	$1,000.00	$961.40	$3.96	$1,000.00	$961.40	$3.61
2) Hypothetical	$1,000.00	$1,021.17	$4.08	$1,000.00	$1,021.53	$3.72
*	Expenses are equal to the fund’s annualized expense ratio of 0.80% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were 0.73%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.
**	Interest expense is interest paid on securities sold short and reverse repurchase agreements (see Note 7); dividend expense is dividends paid on securities sold short.

TIFF Multi-Asset Fund	December 31, 2015
Financial Highlights

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
For a share outstanding throughout each period
Net asset value, beginning of year	$15.31	$16.26	$15.80		$14.54	$15.55
Income (loss) from investment operations
Net investment income (a)	0.10	0.09	0.01	(b)	0.17	0.26
Net realized and unrealized gain (loss) on investments	(0.38)	0.05	2.15		1.84	(0.54)
Total from investment operations	(0.28)	0.14	2.16		2.01	(0.28)
Less distributions from
Net investment income	(0.20)	(0.11)	(0.17)		(0.30)	(0.07)
Net realized gains	(0.50)	(0.99)	(1.55)		(0.47)	(0.54)
Return of capital	(0.10)	—	—		—	(0.13)
Total distributions	(0.80)	(1.10)	(1.72)		(0.77)	(0.74)
Entry/exit fee per share (a)	0.02	0.01	0.02		0.02	0.01
Net asset value, end of year	$14.25	$15.31	$16.26		$15.80	$14.54
Total return (c)	(1.72)%	1.00%	14.02%		14.00%	(1.70)%
Ratios/supplemental data
Net assets, end of year (000s)	$4,837,688	$5,757,318	$5,770,761		$4,923,265	$4,164,070
Ratio of expenses to average net assets, before waivers (d)	0.85%	1.18%	1.31%		0.94%	0.67%
Ratio of expenses to average net assets, after waivers (d)	0.85%	1.18%	1.31	%(b)	0.94%	0.67%
Ratio of expenses to average net assets, excluding interest and dividend expense (d)	0.76%	0.85%	0.90%		0.81%	0.61%
Ratio of net investment income to average net assets	0.68%	0.52%	0.06	%(b)	1.07%	1.66%
Portfolio turnover	62%	94%	106%		54%	42%

(a)	Calculation based on average shares outstanding.
(b)	Net of fees and expenses waived. An expense waiver was in place for only a portion of 2013. The impact of the fee waiver as a ratio to average net assets was 0.00%.
(c)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(d)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
Investments — 99.3% of net assets
Common Stocks — 61.9%
US Common Stocks — 29.1%
Aerospace & Defense — 0.2%
Boeing Co. (The)	3,520	$508,957
General Dynamics Corp.	18,120	2,488,963
NII Holdings, Inc. (a)	47,880	241,794
Northrop Grumman Corp.	13,272	2,505,886
Raytheon Co.	3,471	432,244
United Technologies Corp.	43,800	4,207,866
		10,385,710
Air Freight & Logistics — 0.2%
FedEx Corp.	51,358	7,651,828
Airlines — 1.3%
Alaska Air Group, Inc.	11,442	921,195
American Airlines Group, Inc.	230,267	9,751,808
Delta Air Lines, Inc.	793,794	40,237,418
SkyWest, Inc.	191,058	3,633,923
Southwest Airlines Co.	49,869	2,147,359
United Continental Holdings, Inc. (a)	108,086	6,193,328
		62,885,031
Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The)	68,538	2,239,136
Automobiles — 0.1%
Ford Motor Co.	117,136	1,650,446
General Motors Co.	78,377	2,665,602
Harley-Davidson, Inc.	4,160	188,822
Thor Industries, Inc.	1,887	105,955
		4,610,825
Beverages — 0.3%
Constellation Brands, Inc., Class A	25,473	3,628,374
Dr Pepper Snapple Group, Inc.	26,154	2,437,553
PepsiCo, Inc.	97,290	9,721,217
		15,787,144
Biotechnology — 0.2%
Amgen, Inc.	19,840	3,220,627
Baxalta, Inc.	74,483	2,907,071
Biogen, Inc. (a)	1,277	391,209
Dynavax Technologies Corp. (a)	44,435	1,073,550
Gilead Sciences, Inc.	33,500	3,389,865
		10,982,322
Building Products — 0.1%
Masco Corp.	17,694	500,740
USG Corp. (a)	157,635	3,828,954
		4,329,694
Capital Markets — 0.5%
Bank of New York Mellon Corp. (The)	6,782	279,554
Charles Schwab Corp. (The)	35,805	1,179,059
Goldman Sachs Group, Inc. (The)	85,166	15,349,468
Morgan Stanley	23,703	753,992
Northern Trust Corp.	55,401	3,993,858

	Number of Shares	Value
NorthStar Asset Management Group, Inc.	177,000	$2,148,780
		23,704,711
Chemicals — 0.7%
Air Products & Chemicals, Inc.	80,531	10,477,888
Axiall Corp.	326,300	5,025,020
Calgon Carbon Corp.	364,000	6,279,000
CF Industries Holdings, Inc.	44,430	1,813,188
LyondellBasell Industries NV, Class A	27,275	2,370,198
Mosaic Co. (The)	219,700	6,061,523
Scotts Miracle-Gro Co. (The), Class A	7,774	501,501
Sherwin-Williams Co. (The)	4,886	1,268,406
WR Grace & Co. (a)	21,121	2,103,440
		35,900,164
Commercial Banks — 0.4%
Citizens Financial Group, Inc.	30,406	796,333
Huntington Bancshares Inc.	75,873	839,155
Regions Financial Corp.	23,119	221,942
SunTrust Banks, Inc.	54,972	2,355,001
Wells Fargo & Co.	309,636	16,831,813
		21,044,244
Commercial Services & Supplies — 0.3%
ADT Corp. (The)	255,385	8,422,597
CyrusOne, Inc.	67,500	2,527,875
Tyco International plc	96,466	3,076,301
Viad Corp.	15,296	431,806
		14,458,579
Communications Equipment — 0.1%
Cisco Systems, Inc.	31,635	859,049
Juniper Networks, Inc.	76,232	2,104,003
		2,963,052
Computers & Peripherals — 0.9%
Apple, Inc.	351,107	36,957,523
EMC Corp.	123,357	3,167,808
Hewlett Packard Enterprise Co.	16,116	244,963
HP, Inc.	16,116	190,814
Seagate Technology plc	29,758	1,090,928
Western Digital Corp.	12,700	762,635
		42,414,671
Construction & Engineering — 0.1%
Fluor Corp.	2,558	120,789
Jacobs Engineering Group, Inc. (a)	12,902	541,239
KBR, Inc.	55,656	941,699
Layne Christensen Co. (a)	149,287	785,250
		2,388,977
Consumer Finance — 0.2%
American Express Co.	34,489	2,398,710
Capital One Financial Corp.	31,451	2,270,133
Synchrony Financial (a)	165,805	5,042,130
		9,710,973
Containers & Packaging — 0.1%
Ball Corp.	84,141	6,119,575
WestRock Co.	10,828	493,973
		6,613,548

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
Diversified Consumer Services — 0.3%
Houghton Mifflin Harcourt Co. (a)	612,590	$13,342,210
Sotheby’s	24,845	640,007
		13,982,217
Diversified Financial Services — 1.2%
Bank of America Corp.	477,593	8,037,890
Citigroup, Inc.	255,243	13,208,825
CME Group, Inc.	21,295	1,929,327
JPMorgan Chase & Co.	473,638	31,274,317
Leucadia National Corp.	5,553	96,567
Moody’s Corp.	10,732	1,076,849
Voya Financial, Inc.	43,760	1,615,182
		57,238,957
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	110,127	3,789,470
Level 3 Communications, Inc. (a)	194,729	10,585,468
Verizon Communications, Inc.	89,716	4,146,674
Vonage Holdings Corp. (a)	17,572	100,863
		18,622,475
Electric Utilities — 0.2%
Duke Energy Corp.	86,617	6,183,588
Edison International	6,013	356,030
Entergy Corp.	34,103	2,331,281
Exelon Corp.	4,550	126,353
		8,997,252
Electrical Equipment — 0.1%
BWX Technologies, Inc.	220,300	6,998,931
Electronic Equipment, Instruments & Components — 0.2%
Dolby Laboratories, Inc., Class A	142,479	4,794,418
FLIR Systems, Inc.	35,000	982,450
Knowles Corp. (a)	350,694	4,674,751
		10,451,619
Energy Equipment & Services — 0.1%
Ensco plc, Class A	128,802	1,982,263
Halliburton Co.	3,180	108,247
Helmerich & Payne, Inc.	17,710	948,371
National Oilwell Varco, Inc.	112,200	3,757,578
		6,796,459
Food & Staples Retailing — 0.9%
Costco Wholesale Corp.	29,173	4,711,439
CVS Health Corp.	4,877	476,824
Kroger Co. (The)	79,630	3,330,923
Pricesmart, Inc.	3,135	260,174
Smart & Final Stores, Inc. (a)	319,032	5,809,573
SUPERVALU, Inc. (a)	927,898	6,291,148
Wal-Mart Stores, Inc.	371,529	22,774,728
Walgreens Boots Alliance, Inc.	1,360	115,811
Whole Foods Market, Inc.	30,909	1,035,452
		44,806,072
Food Products — 0.3%
Bunge, Ltd.	19,973	1,363,756
JM Smucker Co. (The)	64,786	7,990,705

	Number of Shares	Value
Tyson Foods, Inc., Class A	90,117	$4,805,940
		14,160,401
Health Care Equipment & Supplies — 0.7%
CR Bard, Inc.	42,788	8,105,758
Halyard Health, Inc. (a)	253,900	8,482,799
IDEXX Laboratories, Inc. (a)	111,102	8,101,558
Stryker Corp.	89,071	8,278,259
		32,968,374
Health Care Providers & Services — 0.6%
Aetna, Inc.	3,099	335,064
Anthem, Inc.	4,926	686,882
Brookdale Senior Living, Inc. (a)	120,400	2,222,584
Cardinal Health, Inc.	28,900	2,579,903
HCA Holdings, Inc. (a)	14,500	980,635
Joint Corp. (The) (a)	202,762	1,210,489
McKesson Corp.	12,000	2,366,760
Quest Diagnostics, Inc.	5,400	384,156
Tenet Healthcare Corp. (a)	202,158	6,125,387
UnitedHealth Group, Inc.	41,700	4,905,588
VCA Antech, Inc. (a)	95,743	5,265,865
		27,063,313
Health Care Technology — 0.3%
Allscripts Healthcare Solutions, Inc. (a)	880,746	13,545,874
Hotels, Restaurants & Leisure — 0.8%
Boyd Gaming Corp. (a)	10,873	216,047
Carnival Corp.	74,106	4,037,295
Darden Restaurants, Inc.	31,600	2,011,024
Dunkin’ Brands Group, Inc.	171,541	7,305,931
Hyatt Hotels Corp., Class A (a)	38,500	1,810,270
Interval Leisure Group, Inc.	6,820	106,460
La Quinta Holdings, Inc. (a)	301,100	4,097,971
MGM Resorts International (a)	407,468	9,257,673
Wyndham Worldwide Corp.	15,160	1,101,374
Wynn Resorts, Ltd.	77,700	5,376,063
Yum! Brands, Inc.	40,245	2,939,897
		38,260,005
Household Durables — 0.2%
Mohawk Industries, Inc. (a)	3,936	745,439
Toll Brothers, Inc. (a)	172,880	5,756,904
TopBuild Corp. (a)	1,966	60,494
WCI Communities, Inc. (a)	112,200	2,499,816
		9,062,653
Household Products — 0.2%
Colgate-Palmolive Co.	84,238	5,611,935
Edgewell Personal Care Co.	1,534	120,220
Energizer Holdings, Inc.	1,534	52,248
Procter & Gamble Co. (The)	62,278	4,945,496
		10,729,899
Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)	177,316	1,696,914
NRG Energy, Inc.	23,335	274,653
Talen Energy Corp. (a)	732,100	4,560,983
		6,532,550

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
Industrial Conglomerates — 0.3%
3M Co.	40,667	$6,126,077
General Electric Co.	230,100	7,167,615
		13,293,692
Insurance — 0.5%
Allstate Corp. (The)	37,200	2,309,748
American International Group, Inc.	172,317	10,678,485
Berkshire Hathaway, Inc., Class B (a)	18,966	2,504,271
Everest Re Group, Ltd.	17,904	3,278,043
Lincoln National Corp.	9,820	493,553
Loews Corp.	8,301	318,758
Markel Corp. (a)	873	771,165
MBIA, Inc. (a)	321,070	2,080,534
Travelers Companies, Inc. (The)	23,269	2,626,139
		25,060,696
Internet & Catalog Retail — 1.0%
Amazon.com, Inc. (a)	56,127	37,935,678
Blue Nile, Inc. (a)	11,516	427,589
Liberty Interactive Corp. QVC Group (a)	32,870	898,008
Liberty TripAdvisor Holdings, Inc. (a)	10,045	304,765
Liberty Ventures, Series A (a)	9,009	406,396
Priceline.com, Inc. (a)	4,724	6,022,864
TripAdvisor, Inc. (a)	10,110	861,878
		46,857,178
Internet Software & Services — 1.2%
Alphabet, Inc., Class C (a)	15,023	11,400,654
Alphabet, Inc., Class A (a)	29,930	23,285,839
ChannelAdvisor Corp. (a)	237,502	3,289,403
Cornerstone OnDemand, Inc. (a)	100,686	3,476,687
eBay, Inc. (a)	138,016	3,792,680
LinkedIn Corp. (a)	30,083	6,771,082
Pandora Media, Inc. (a)	216,859	2,908,079
Twitter, Inc. (a)	15,770	364,918
VeriSign, Inc. (a)	23,374	2,041,953
		57,331,295
IT Services — 1.7%
Accenture plc, Class A	138,302	14,452,559
Alliance Data Systems Corp. (a)	2,940	813,116
Automatic Data Processing, Inc.	87,467	7,410,204
Cognizant Technology Solutions Corp. (a)	14,043	842,861
CoreLogic, Inc. (a)	29,146	986,884
EPAM Systems, Inc. (a)	13,944	1,096,277
Gartner Group, Inc. (a)	21,726	1,970,548
Genpact, Ltd. (a)	45,068	1,125,799
Hackett Group, Inc. (The)	56,657	910,478
International Business Machines Corp. (IBM)	63,327	8,715,062
Lionbridge Technologies, Inc. (a)	536,955	2,636,449
Mastercard, Inc.	35,296	3,436,418
PayPal Holdings, Inc. (a)	89,050	3,223,610
Visa, Inc., Class A	464,656	36,034,073
		83,654,338

	Number of Shares	Value
Life Sciences Tools & Services — 0.3%
Bio-Rad Laboratories, Inc. (a)	4,493	$622,999
PerkinElmer, Inc.	114,750	6,147,158
Waters Corp. (a)	61,307	8,250,696
		15,020,853
Machinery — 0.2%
Actuant Corp.	141,846	3,398,630
Graco, Inc.	6,440	464,131
Hyster-Yale Materials Handling, Inc.	34,221	1,794,891
Lindsay Corp.	81,400	5,893,360
PACCAR, Inc.	6,305	298,857
		11,849,869
Media — 1.7%
Cablevision Systems Corp.	67,232	2,144,701
Charter Communications, Inc. (a)	2,620	479,722
Comcast Corp., Class A	648,803	36,611,953
Discovery Communications, Inc., Series A (a)	51,114	1,363,721
Discovery Communications, Inc., Series C (a)	7,518	189,604
Iheartmedia, Inc. (a)	28,167	25,350
Liberty Broadband Corp., Class A (a)	6,437	332,471
Liberty Broadband Corp., Class C (a)	6,428	333,356
Liberty Media Corp., Class A (a)	18,672	732,876
Liberty Media Corp., Class C (a)	20,160	767,693
Live Nation, Inc. (a)	255,738	6,283,483
Nexstar Broadcasting Group, Inc., Class A	58,942	3,459,895
Sinclair Broadcast Group, Inc.	58,646	1,908,341
Starz – Liberty Capital (a)	7,227	242,104
Tribune Media Co.	14,513	490,685
Tribune Publishing Co.	2,471	22,783
Viacom, Inc.	256,917	10,574,704
Walt Disney Co. (The)	154,340	16,218,047
		82,181,489
Metals & Mining — 0.2%
Compass Minerals International, Inc.	70,800	5,329,116
Newmont Mining Corp.	40,238	723,881
Royal Gold, Inc.	59,272	2,161,650
TimkenSteel Corp.	233,255	1,954,677
		10,169,324
Multiline Retail — 0.1%
Dollar Tree, Inc. (a)	14,291	1,103,551
Kohl’s Corp.	29,645	1,411,991
Macy’s, Inc.	9,771	341,790
		2,857,332
Office Electronics — 0.0%
Xerox Corp.	156,300	1,661,469
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp.	323,782	1,457,019
Cloud Peak Energy, Inc. (a)	478,669	995,632
CONSOL Energy, Inc.	481,301	3,802,278
Marathon Petroleum Corp.	44,750	2,319,840
Murphy Oil Corp.	32,649	732,970

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
Peabody Energy Corp.	97,472	$748,585
Tesoro Corp.	29,246	3,081,651
Valero Energy Corp.	36,672	2,593,077
WPX Energy, Inc. (a)	820,500	4,709,670
		20,440,722
Paper & Forest Products — 0.0%
International Paper Co.	16,673	628,572
Louisiana-Pacific Corp. (a)	11,011	198,308
		826,880
Personal Products — 0.0%
Coty, Inc., Class A	7,841	200,965
Estee Lauder Companies, Inc. (The), Class A	5,553	488,997
		689,962
Pharmaceuticals — 0.9%
Bristol-Myers Squibb Co.	9,650	663,824
Johnson & Johnson	158,289	16,259,446
Merck & Co., Inc.	66,049	3,488,708
Pfizer, Inc.	512,386	16,539,820
Valeant Pharmaceuticals International, Inc. (a)	48,035	4,882,758
		41,834,556
Professional Services — 0.1%
Robert Half International, Inc.	13,920	656,189
Towers Watson & Co., Class A	11,576	1,487,053
Verisk Analytics, Inc. (a)	7,986	613,963
		2,757,205
Real Estate — 0.1%
CBRE Group, Inc. (a)	172,892	5,978,605
Real Estate Investment Trusts (REITs) — 4.2%
Alexander’s, Inc.	27,645	10,618,721
Boston Properties, Inc.	40,500	5,165,370
Brandywine Realty Trust	796,600	10,881,556
Camden Property Trust	47,300	3,630,748
Care Capital Properties, Inc.	251,373	7,684,473
CBL & Associates Properties, Inc.	1,114,800	13,790,076
Digital Realty Trust, Inc.	34,300	2,593,766
Equity Residential	90,700	7,400,213
Gramercy Property Trust	429,347	3,314,559
Hersha Hospitality Trust	215,375	4,686,560
Highwoods Properties, Inc.	132,967	5,797,361
Host Hotels & Resorts, Inc.	299,700	4,597,398
Hudson Pacific Properties, Inc.	220,528	6,205,658
iStar, Inc. (a)	223,700	2,624,001
Kilroy Realty Corp.	96,000	6,074,880
NorthStar Realty Finance Corp.	386,950	6,589,759
Outfront Media, Inc.	635,103	13,864,298
Prologis, Inc.	264,000	11,330,880
Simon Property Group, Inc.	17,000	3,305,480
SL Green Realty Corp.	206,906	23,376,240
Starwood Property Trust, Inc.	605,117	12,441,206
Ventas, Inc.	133,300	7,522,119
Vornado Realty Trust	190,500	19,042,380

	Number of Shares	Value
Welltower, Inc.	161,700	$11,000,451
		203,538,153
Real Estate Management & Development — 0.1%
TRI Pointe Group, Inc. (a)	383,400	4,857,678
Road & Rail — 0.0%
Avis Budget Group, Inc. (a)	9,012	327,046
Hertz Global Holdings, Inc. (a)	13,557	192,916
Kansas City Southern	3,958	295,544
Ryder System, Inc.	2,716	154,350
		969,856
Semiconductors & Semiconductor Equipment — 0.5%
Cabot Microelectronics Corp. (a)	104,400	4,570,632
Entegris, Inc. (a)	594,400	7,887,688
Intel Corp.	172,155	5,930,740
Micron Technology, Inc. (a)	137,790	1,951,106
Texas Instruments, Inc.	47,178	2,585,826
		22,925,992
Software — 0.9%
Activision Blizzard, Inc.	27,601	1,068,435
CA, Inc.	73,486	2,098,760
Citrix Systems, Inc. (a)	29,501	2,231,751
Electronic Arts, Inc. (a)	29,736	2,043,458
Microsoft Corp.	357,480	19,832,990
MicroStrategy, Inc., Class A (a)	56,181	10,072,692
Oracle Corp.	105,631	3,858,700
Symantec Corp.	104,300	2,190,300
		43,397,086
Specialty Retail — 1.3%
Aaron’s, Inc.	40,600	909,034
Bed Bath & Beyond, Inc. (a)	40,281	1,943,558
Best Buy Co., Inc.	70,237	2,138,717
Cabela’s, Inc. (a)	196,400	9,177,772
CST Brands, Inc.	76,800	3,005,952
Destination XL Group, Inc. (a)	498,882	2,753,829
Dick’s Sporting Goods, Inc.	350,585	12,393,180
L Brands, Inc.	233,564	22,380,102
Lowe’s Companies, Inc.	13,848	1,053,002
Office Depot, Inc. (a)	347,733	1,961,214
Staples, Inc.	97,919	927,293
Tractor Supply Co.	24,383	2,084,746
		60,728,399
Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.	32,980	1,079,436
Hanesbrands, Inc.	36,938	1,087,085
Nike, Inc.	373,506	23,344,125
		25,510,646
Thrifts & Mortgage Finance — 0.1%
BankUnited, Inc.	5,707	205,794
Fannie Mae (a)	438,026	718,363
Ladder Capital Corp., Class A	254,188	3,157,015
Washington Mutual, Inc. (b) (c)	33,600	—
WMIH Corp. (a)	19	49
		4,081,221

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
Tobacco — 0.3%
Altria Group, Inc.	45,657	$2,657,694
Philip Morris International, Inc.	131,539	11,563,594
		14,221,288
Trading Companies & Distributors — 0.1%
NOW, Inc. (a)	214,198	3,388,612
W.W. Grainger, Inc.	15,299	3,099,425
		6,488,037
Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	3,660	265,716
Total US Common Stocks (Cost $1,380,866,909)		1,407,737,197
Foreign Common Stocks — 32.8%
Australia — 0.6%
ALS, Ltd.	68,571	187,064
Alumina, Ltd.	227,202	189,275
BHP Billiton, Ltd.	10,708	139,100
BlueScope Steel, Ltd.	89,307	284,335
Brambles, Ltd.	50,218	420,228
Coca-Cola Amatil, Ltd.	61,827	416,697
Dexus Property Group – REIT	497,200	2,696,059
DuluxGroup, Ltd.	6,164	29,666
Fairfax Media, Ltd.	281,270	187,289
GUD Holdings, Ltd.	8,058	49,582
Iluka Resources, Ltd.	31,969	141,460
Metcash, Ltd. (a)	158,870	185,385
Newcrest Mining, Ltd. (a)	898,656	8,495,059
Orica, Ltd.	37,168	415,766
Premier Investments, Ltd.	5,858	60,221
QBE Insurance Group, Ltd. – ASE Shares	175,451	1,596,183
SAI Global, Ltd.	26,927	81,782
Santos, Ltd.	26,551	70,272
Scentre Group	1,113,932	3,375,845
Sigma Pharmaceuticals, Ltd.	88,691	55,531
Transpacific Industries Group, Ltd.	475,567	271,830
Westfield Corp. – REIT	1,301,577	8,954,199
		28,302,828
Austria — 0.2%
Andritz AG	4,887	237,041
CA Immobilien Anlagen AG (a)	490,900	8,950,440
Erste Group Bank AG (a)	11,258	351,848
IMMOFINANZ AG (a)	409,832	932,542
Oesterreichische Post AG	10,266	374,288
Raiffeisen Bank International AG (a)	20,212	295,723
Wienerberger AG	30,912	573,174
		11,715,056
Belgium — 0.1%
Anheuser-Busch InBev NV	17,355	2,143,777
Groupe Bruxelles Lambert SA	4,239	362,430
		2,506,207

	Number of Shares	Value
Bermuda — 0.0%
Signet Jewelers, Ltd.	5,093	$629,953
Brazil — 0.3%
B2W Cia Digital (a)	222,756	852,240
BrasilAgro – Co. Brasileira de Propriedades Agricolas	116,200	328,631
CCR SA	379,800	1,196,553
Centrais Eletricas Brasileiras SA (a)	683,900	964,192
Cia Energetica de Minas Gerais – SPADR	780,321	1,170,482
EDP – Energias do Brasil SA	727,800	2,201,085
Grupo BTG Pactual (UNIT)	273,300	1,030,721
Localiza Rent a Car SA	40,087	250,394
LPS Brasil Consultoria de Imoveis SA (c)	433,300	245,082
MRV Engenharia e Participacoes SA	1,343,400	2,938,505
Natura Cosmeticos SA	97,184	573,122
Odontoprev SA	102,065	243,201
Oi SA (a)	27,054	16,703
SLC Agricola SA	280,800	1,169,328
Tim Participacoes SA	522,220	889,185
Totvs SA	261,000	2,035,255
		16,104,679
Canada — 1.3%
Aimia, Inc.	47,819	325,198
Barrick Gold Corp.	814,306	6,009,578
Barrick Gold Corp.	32,471	240,300
Bombardier, Inc., Class B (a)	123,932	120,018
Cameco Corp.	700,841	8,641,370
Canadian Natural Resources, Ltd.	29,564	645,678
Denison Mines Corp. (a)	62,000	31,365
Dominion Diamond Corp.	271,246	2,774,847
Dundee Corp., Class A (a)	379,872	1,251,873
Dundee Precious Metals, Inc. (a)	1,043,636	965,422
Fairfax Financial Holdings, Ltd.	730	346,567
Gabriel Resources, Ltd. (a)	1,962,000	198,511
Goldcorp, Inc.	226,155	2,614,352
Imperial Oil, Ltd.	36,945	1,203,643
Ivanhoe Mines, Ltd., Class A (a)	3,943,251	1,738,370
Kinross Gold Corp. (a)	3,314,584	6,032,543
Kirkland Lake Gold, Inc. (a)	95,199	332,994
Lundin Gold, Inc. (a) (c)	900,000	2,471,634
Magna International, Inc.	20,690	839,186
MEG Energy Corp. (a)	284,392	1,648,351
New Gold, Inc. (a)	575,382	1,334,886
Northern Dynasty Minerals, Ltd. – NYSE Shares (a) (c)	202,302	62,147
Northern Dynasty Minerals, Ltd. – TSX Shares (a) (c)	5,439,672	1,651,125
NOVAGOLD Resources, Inc. (a)	477,960	2,012,212
Onex Corp.	11,056	677,726
Rogers Communications, Inc., Class B	46,117	1,590,448
Silver Standard Resources, Inc. (a)	364,657	1,888,923

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
Silver Wheaton Corp.	153,129	$1,901,862
Sprott, Inc.	2,565,690	4,413,054
Suncor Energy, Inc.	34,197	882,790
Tahoe Resources, Inc.	188,269	1,628,662
Turquoise Hill Resources, Ltd. (a)	929,683	2,361,395
Uranium Participation Corp. (a)	1,157,505	4,291,393
		63,128,423
Chile — 0.2%
Administradora de Fondos de Pensiones Habitat SA	62,097	71,247
Antofagasta plc	95,745	656,097
Cia Cervecerias Unidas SA (c)	275,182	3,091,813
Cia Sud Americana de Vapores SA (a)	17,593,995	339,569
Quinenco SA (c)	1,255,935	2,211,091
Sociedad Quimica y Minera de Chile SA – SPADR	57,203	1,087,429
		7,457,246
China — 1.2%
361 Degrees International, Ltd.	845,000	315,642
Agile Property Holdings, Ltd.	2,478,000	1,375,877
Ajisen China Holdings, Ltd. (c)	2,806,000	1,241,332
Anhui Expressway Co., Ltd.	204,000	173,138
Baidu, Inc. – SPADR (a)	26,233	4,959,086
Bank of Chongqing Co., Ltd.	631,000	567,239
Baoye Group Co., Ltd.	72,000	48,676
Beijing Capital Land, Ltd.	1,620,000	738,507
Biostime International Holdings, Ltd.	500,500	1,028,352
Boer Power Holdings, Ltd.	45,000	80,929
Cabbeen Fashion, Ltd.	123,000	66,157
Central China Real Estate, Ltd.	309,000	64,826
Central China Securities Co., Ltd.	1,455,000	791,480
Changgang Dunxin Enterprise Co., Ltd.	2,308,000	228,580
China Communications Services Corp., Ltd., Class H	1,152,000	431,347
China Creative Home Group, Ltd.	2,176,000	195,553
China Dongxiang Group Co., Ltd.	1,852,000	441,172
China Lesso Group Holdings, Ltd.	1,623,000	1,125,065
China Lilang, Ltd.	512,000	377,672
China Mengniu Dairy Co., Ltd.	1,614,000	2,610,063
China Resources Beer Holdings Co., Ltd.	1,706,228	3,640,371
China Shineway Pharmaceutical Group, Ltd.	51,000	64,543
China XD Plastics Co., Ltd. (a)	217,505	961,372
China Yurun Food Group, Ltd. (a)	12,225,000	2,594,261
CNOOC, Ltd.	1,552,052	1,595,299
Coland Holdings, Ltd.	30,000	49,830
Concord Medical Services Holdings, Ltd. – SPADR	7,473	36,169
CSG Holding Co., Ltd.	844,000	778,838
Ctrip.com International, Ltd. – ADR (a)	5,688	263,525
Daphne International Holdings, Ltd. (a) (c)	3,276,000	545,781
Fantasia Holdings Group Co., Ltd.	2,559,000	301,249
Goodbaby International Holdings, Ltd. (a)	431,383	157,644
Griffin Mining, Ltd. (a)	1,096,994	430,471

	Number of Shares	Value
Guangdong Yueyun Transportation Co., Ltd., Class H	254,000	$191,176
Guangshen Railway Co., Ltd.	5,764,000	2,859,730
Guangzhou R&F Properties Co., Ltd.	1,133,200	1,384,688
HNA Infrastructure Company, Ltd.	63,000	79,356
Hua Hong Semiconductor, Ltd. (a) (d)	1,007,000	971,485
JD.com, Inc. – ADR (a)	38,840	1,253,173
Johnson Electric Holdings, Ltd.	52,338	179,191
Lansen Pharmaceutical Holdings, Ltd.	452,000	123,753
Lenovo Group, Ltd.	137,479	138,535
Li Ning Co., Ltd. (a)	6,294,666	3,399,781
Mindray Medical International, Ltd. – ADR	135,854	3,684,361
Nam Tai Property, Inc.	104,993	607,909
NetEase, Inc. – ADR	5,608	1,016,394
Peak Sport Products Co., Ltd.	1,492,000	414,684
Powerlong Real Estate Holdings, Ltd.	960,000	202,182
Qingdao Port International Co., Ltd. (d)	769,000	341,658
Shenzhou International Group Holdings, Ltd.	128,199	733,369
TCL Communication Technology Holdings, Ltd., Class C	727,000	532,508
Tiangong International Co., Ltd.	108,000	9,019
Tianneng Power International, Ltd. (a)	1,502,000	1,256,606
Times Property Holdings, Ltd.	235,000	81,723
Travelsky Technology, Ltd., Class H, Class H	567,000	930,470
Tsingtao Brewery Co., Ltd., Class H	424,017	1,909,094
Universal Health International Group Holding, Ltd.	3,540,000	1,361,437
Vipshop Holdings, Ltd. – ADR (a)	21,283	324,991
Want Want China Holdings, Ltd.	2,586,496	1,913,184
Weiqiao Textile Co., Ltd.	1,066,350	498,566
Wumart Stores, Inc. (a)	1,817,000	1,445,817
Wuxi Little Swan Co., Ltd.	95,700	227,959
Xingda International Holdings, Ltd.	1,263,000	256,788
Xinhua Winshare Publishing and Media Co., Ltd.	570,000	515,858
XTEP International Holdings, Ltd.	1,714,500	911,007
Yuzhou Properties Co., Ltd.	1,056,000	282,760
Zhejiang Expressway Co., Ltd., Class H	820,000	982,814
		59,302,072
Colombia — 0.0%
Bancolombia SA – SPADR	67,400	1,802,950
Grupo Nutresa SA	15,169	107,723
		1,910,673
Cyprus — 0.0%
Global Ports Investments plc (a)	124,189	402,840
Hellenic Bank Public Co., Ltd. (a)	144,183	197,431
		600,271
Czech Republic — 0.0%
Komercni Banka AS	4,357	863,352
Denmark — 0.5%
AP Moeller – Maersk A/S	381	494,731
Bang & Olufsen A/S, Class B (a)	39,662	473,382
Carlsberg A/S, Class B	13,541	1,197,227

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
Coloplast A/S, Class B	38,445	$3,103,149
Danske Bank A/S	7,040	188,080
GN Store Nord (GN Great Nordic) A/S	70,642	1,281,312
ISS A/S	54,651	1,971,147
Novo Nordisk A/S, Class B	152,097	8,742,594
Topdanmark A/S (a)	8,760	249,215
Vestas Wind Systems A/S	49,859	3,481,044
William Demant Holding A/S (a)	12,118	1,150,830
		22,332,711
Finland — 0.4%
Amer Sports Oyj	5,965	173,183
Kone Oyj, Class B	159,690	6,714,227
Metso Oyj	16,981	378,109
Nokian Renkaat Oyj	48,617	1,726,885
Sampo Oyj, Class A (c)	62,969	3,191,656
Tikkurila Oyj (c)	377,244	6,567,258
UPM-Kymmene Oyj	7,249	134,257
Valmet Corp.	9,215	88,746
Wartsila Corp.	8,809	399,453
		19,373,774
France — 0.7%
Air France-KLM SA (a)	82,086	624,777
Airbus Group SE	14,372	964,986
Areva SA (a)	311,834	1,836,555
AXA SA	34,148	933,560
BNP Paribas SA	24,559	1,390,138
Edenred SA	26,316	495,820
Electricite de France SA	434,206	6,378,660
Elis SA	4,799	79,414
Engie SA (c)	9,765	11
Eurazeo SA	2,885	198,548
Eurofins Scientific	2,560	893,139
Groupe Eurotunnel SE	115,146	1,428,986
Iliad SA	1,046	249,555
Imerys SA	1,718	119,845
JCDecaux SA	4,736	181,283
L’Oreal SA	42,258	7,109,512
Legrand SA	45,337	2,558,858
Neopost SA	11,764	287,097
Renault SA	4,177	418,724
Rothschild & Co	8,423	214,968
SA des Ciments Vicat	3,643	219,090
Sanofi SA	51,705	4,411,769
Schneider Electric SE	7,289	415,006
Societe BIC SA	4,735	779,101
Societe Generale SA	5,305	244,706
Technip SA	2,720	134,357
Thales SA	6,173	462,553
Total SA	7,627	339,675
Vallourec SA	8,969	83,265
Zodiac Aerospace	11,086	264,239
		33,718,197
Georgia — 0.0%
Bank of Georgia Holdings plc	47,558	1,332,540

	Number of Shares	Value
Germany — 1.7%
Adidas AG	79,576	$7,754,056
Alstria Office AG – REIT (a)	559,334	7,460,101
Aurelius AG	5,047	262,983
Axel Springer AG	13,357	742,793
BASF SE	20,226	1,546,273
Bayer AG	3,007	377,262
Bayerische Motoren Werke AG	14,000	1,474,459
Brenntag AG	11,155	582,205
Commerzbank AG (a)	15,110	156,441
Continental AG	1,122	272,327
CTS Eventim AG	15,075	601,394
Deutsche Bank AG	7,433	182,436
Deutsche Telekom AG	107,372	1,942,767
Deutz AG	21,521	86,138
E.ON SE	65,323	632,184
Fielmann AG	3,851	283,184
Fresenius Medical Care AG & Co.	28,925	2,436,982
GEA Group AG	4,744	191,166
Gerresheimer AG	2,391	187,010
Hannover Rueckversicherung AG	2,172	248,953
Leoni AG	3,523	138,422
SAP AG	58,102	4,627,894
Symrise AG	8,013	531,554
TAG Immobilien AG	224,700	2,804,972
TLG Immobilien AG	57,787	1,084,073
TUI AG	60,578	1,074,736
TUI AG – Xetra Shares	21,773	396,117
Vonovia SE	1,344,675	41,650,913
Wacker Neuson SE	38,852	597,209
zooplus AG (a)	2,501	397,049
		80,724,053
Greece — 0.1%
Aegean Airlines SA	32,566	241,549
Alpha Bank AE (a)	11,346	30,546
Costamare, Inc.	24,912	259,583
Diana Shipping, Inc. (a)	351,662	1,529,730
Ellaktor SA (a)	13,821	21,738
Hellenic Exchanges – Athens Stock Exchange SA Holdings	40,352	232,185
Motor Oil Hellas Corinth Refineries SA	116,160	1,254,311
OPAP SA	91,715	806,382
Piraeus Bank SA (a)	1,187	358
Safe Bulkers, Inc.	519,789	421,029
Tsakos Energy Navigation, Ltd.	154,802	1,226,032
		6,023,443
Hong Kong — 1.5%
AIA Group, Ltd.	96,787	576,614
AMVIG Holdings, Ltd.	14,000	5,810
CECEP COSTIN New Materials Group, Ltd.	1,847,000	218,680
Cheung Kong Property Holdings, Ltd.	631,484	4,102,085
China Everbright, Ltd.	898,000	2,047,708
China High Speed Transmission Equipment Group Co., Ltd. (a)	2,090,000	1,670,494

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
China Merchants Holdings International Co., Ltd.	170,133	$537,445
China Mobile, Ltd.	216,500	2,426,410
China Resources Power Holdings Co., Ltd.	840,062	1,614,891
China South City Holdings, Ltd.	1,034,000	229,873
CK Hutchison Holdings, Ltd.	556,875	7,460,076
Dairy Farm International Holdings, Ltd.	5,700	34,591
Dawnrays Pharmaceutical Holdings, Ltd.	496,000	383,327
Esprit Holdings, Ltd.	2,230,397	2,447,388
First Pacific Co., Ltd.	370,000	245,082
Golden Meditech Holdings, Ltd.	2,108,000	340,628
Guoco Group, Ltd.	93,000	1,016,630
Hang Lung Properties, Ltd.	1,061,700	2,408,015
Henderson Land Development Co., Ltd.	32,724	199,205
Hong Kong & Shanghai Hotels, Ltd. (The)	918,010	1,022,371
Hongkong Land Holdings Ltd.	535,400	3,733,660
Hopewell Holdings, Ltd.	977,000	3,502,574
Huabao International Holdings, Ltd.	1,511,708	549,314
Hysan Development Co., Ltd.	604,400	2,473,871
Jardine Matheson Holdings, Ltd.	91,961	4,464,997
Jardine Strategic Holdings, Ltd.	88,080	2,399,085
Ju Teng International Holdings, Ltd.	1,192,000	566,265
Lee & Man Paper Manufacturing, Ltd.	2,338,000	1,299,736
Man Wah Holdings, Ltd.	482,129	564,435
Melco International Development, Ltd.	3,940,000	5,864,530
Midland Holdings, Ltd. (a)	2,700,437	1,087,864
New World Development, Ltd.	1,613,523	1,585,296
Pacific Basin Shipping, Ltd.	1,184,151	257,972
Real Nutriceutical Group, Ltd.	5,702,000	588,590
Road King Infrastructure, Ltd.	157,000	136,527
Seaspan Corp.	82,954	1,311,503
Shangri-La Asia Ltd.	2,700,900	2,647,164
Skyworth Digital Holdings, Ltd.	2,774,000	1,794,094
SmarTone Telecommunications Holdings, Ltd.	1,498,495	2,275,484
Stella International Holdings, Ltd.	113,605	281,060
Swire Properties, Ltd.	1,779,100	5,102,166
TCC International Holdings, Ltd.	632,000	116,002
Television Broadcasts, Ltd.	204,292	839,549
Tianjin Development Holdings, Ltd.	492,000	295,220
Tianjin Port Development Holdings, Ltd.	3,438,000	567,735
Truly International Holdings, Ltd.	1,954,000	467,067
Wheelock & Co., Ltd.	134,877	568,486
Yuexiu Transport Infrastructure, Ltd.	660,000	412,943
		74,740,512
Hungary — 0.0%
OTP Bank plc	23,285	480,160
India — 0.4%
Andhra Bank	758,388	743,890
Axis Bank, Ltd. – GDR	63,607	2,140,376
Dishman Pharmaceuticals & Chemicals, Ltd.	182,722	936,679

	Number of Shares	Value
FDC Ltd.	20,209	$70,427
GHCL, Ltd.	172,259	347,105
Grasim Industries, Ltd.	5,487	309,883
Great Eastern Shipping Co., Ltd. (The)	6,469	35,981
HCL Technologies, Ltd.	39,771	514,669
Hindustan Petroleum Corp., Ltd.	118,193	1,496,198
ICICI Bank, Ltd.	44,673	175,012
Idea Cellular, Ltd.	101,068	218,330
IFCI, Ltd.	2,105,357	873,775
Infosys, Ltd. – SPADR	61,100	1,023,425
Inox Leisure, Ltd. (a)	21,724	77,945
JK Tyre & Industries, Ltd.	93,942	157,002
Jubilant Life Sciences, Ltd.	246,164	1,522,107
Karnataka Bank, Ltd. (The)	587,099	1,079,964
LIC Housing Finance, Ltd.	42,347	324,041
Man Industries India, Ltd.	130,096	188,170
Manali Petrochemicals, Ltd.	114,564	51,185
Manappuram Finance, Ltd.	3,224,365	1,423,491
NIIT Technologies, Ltd.	46,311	404,130
Rajesh Exports, Ltd.	197,690	2,024,968
RSWM, Ltd.	33,325	182,850
Rural Electrification Corp., Ltd.	505,292	1,720,395
Srikalahasthi Pipes, Ltd.	10,157	40,285
Syndicate Bank	173,800	229,312
UCO Bank	179,110	123,463
Uflex, Ltd.	141,310	389,632
Union Bank of India	821,327	1,824,050
Vardhman Textiles, Ltd.	10,031	125,584
Zee Entertainment Enterprises, Ltd.	42,274	278,972
		21,053,296
Indonesia — 0.1%
Adaro Energy Tbk PT	10,813,900	398,497
Bank Mandiri Persero Tbk PT	2,376,700	1,577,720
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	4,704,500	256,751
Bank Pembangunan Daerah Jawa Timur Tbk PT	1,579,100	49,897
Elnusa Tbk PT	3,922,400	69,639
Indo Tambangraya Megah Tbk PT	538,100	222,015
Indosat Tbk PT (a)	382,972	152,429
Salim Ivomas Pratama Tbk PT	1,488,400	35,814
Tambang Batubara Bukit Asam Persero Tbk PT	1,240,000	401,918
XL Axiata Tbk PT (a)	2,166,000	571,067
		3,735,747
Ireland — 0.2%
Bank of Ireland (a)	1,142,768	421,934
CRH plc	5,208	151,168
CRH plc – BATS Europe Shares	14,101	407,592
DCC plc	14,519	1,205,614
Experian plc	67,775	1,197,618
Governor & Co. of the Bank of Ireland (The) (a)	4,422,433	1,620,816
Irish Bank Resolution Corp., Ltd. (a) (b) (c)	38,180	—
Irish Continental Group plc	76,772	453,692
Paddy Power plc	15,337	2,048,273

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
Permanent TSB Group Holdings plc (a)	125,348	$625,954
Ryanair Holdings plc – SPADR	1,892	163,582
		8,296,243
Israel — 0.2%
Teva Pharmaceutical Industries, Ltd. – SPADR	113,933	7,478,562
Italy — 0.6%
Banca IFIS SpA	21,046	655,195
Banca Monte dei Paschi di Siena SpA (a)	207,207	273,662
Banca Popolare dell’Emilia Romagna SC	62,043	471,682
Banca Popolare di Milano Scarl	1,655,412	1,630,612
Banco Popolare SC (a)	117,080	1,605,460
Brembo SpA	2,944	142,126
Credito Valtellinese SC (a)	629,337	743,525
Davide Campari-Milano SpA	20,831	179,362
Eni SpA	184,410	2,731,878
ERG SpA	101,012	1,357,824
Exor SpA	132,089	5,977,872
Ferrari NV (a)	43,569	2,091,312
Interpump Group SpA	7,350	113,920
Intesa Sanpaolo SpA	232,633	775,272
Luxottica Group SpA	51,355	3,347,802
Luxottica Group SpA – SPADR	4,764	308,993
Piaggio & C SpA (c)	1,747,665	4,394,766
Saipem SpA (a)	69,777	560,906
Tamburi Investment Partners SpA	136,642	500,206
Telecom Italia SpA (a)	385,058	485,333
UniCredit SpA	284,096	1,564,791
Unione di Banche Italiane SpA	73,867	490,589
		30,403,088
Japan — 9.2%
Alfresa Holdings Corp.	73,900	1,461,917
Asahi Diamond Industrial Co., Ltd.	1,625,100	17,436,426
Asatsu-DK, Inc.	322,200	7,803,257
Ashikaga Holdings Co., Ltd.	97,286	378,508
Astellas Pharma, Inc.	10,600	150,565
Azbil Corp.	652,100	16,700,243
Bank of Yokohama, Ltd. (The)	67,000	410,101
BML, Inc.	517,100	15,523,247
Bridgestone Corp.	22,538	771,743
Canon, Inc.	82,400	2,497,487
Chiba Bank, Ltd. (The)	71,000	503,385
Coca-Cola East Japan Co., Ltd.	32,920	529,276
Cosmos Pharmaceutical Corp.	4,990	786,011
CyberAgent, Inc.	6,307	260,505
Dai-ichi Life Insurance Co., Ltd. (The)	133,800	2,220,112
Daibiru Corp.	288,600	2,381,834
Daiichikosho Co., Ltd.	596,000	23,590,904
Dainippon Sumitomo Pharma Co., Ltd.	75,400	887,198
Daiwa Securities Group, Inc.	111,210	679,941
Dentsu, Inc.	7,500	410,530
DMG Mori Co., Ltd.	16,900	196,266
Duskin Co., Ltd.	82,000	1,490,441

	Number of Shares	Value
East Japan Railway Co.	21,400	$2,011,219
Fuji Media Holdings, Inc.	61,100	720,366
FUJIFILM Holdings Corp.	77,900	3,244,588
Fujitsu, Ltd.	221,000	1,099,998
GLP J – REIT	2,600	2,515,376
Hakuhodo DY Holdings, Inc.	1,201,200	12,980,972
Hitachi, Ltd.	367,525	2,079,336
Hogy Medical Co., Ltd.	391,200	19,648,579
Honda Motor Co., Ltd.	174,800	5,600,861
Hoshizaki Electric Co., Ltd.	259,000	16,097,404
Isetan Mitsukoshi Holdings, Ltd.	48,600	632,331
Japan Airlines Co., Ltd.	57,822	2,070,691
Japan Digital Laboratory Co., Ltd.	79,800	1,083,449
Japan Display, Inc. (a)	37,842	109,405
Japan Post Holdings Co., Ltd. (a)	81,500	1,264,591
Japan Rental Housing Investments, Inc. – REIT	2,200	1,552,910
Japan Steel Works, Ltd. (The)	1,847,000	6,467,676
Japan Tobacco, Inc.	32,559	1,195,473
JFE Holdings, Inc.	64,600	1,015,363
kabu.com Securities Co., Ltd.	33,600	104,687
Kamigumi Co., Ltd.	103,000	886,605
Kao Corp.	30,700	1,575,413
Kinden Corp.	8,000	101,999
Kirin Holdings Co., Ltd.	136,000	1,840,271
Kurita Water Industries, Ltd.	839,900	17,583,724
LIXIL Group Corp.	52,581	1,166,979
Makita Corp.	25,000	1,436,733
Marui Group Co., Ltd.	65,500	1,064,212
Miraca Holdings, Inc.	301,000	13,274,271
Mitsubishi Corp.	217,300	3,610,100
Mitsubishi Estate Co., Ltd.	97,344	2,017,643
Mitsubishi Heavy Industries, Ltd.	187,000	816,821
Mitsubishi Logistics Corp.	44,000	580,341
Mitsubishi UFJ Financial Group, Inc.	171,860	1,063,623
Mitsui & Co., Ltd.	514,100	6,105,865
Mitsui Fudosan Co., Ltd.	192,600	4,826,069
Mizuho Financial Group, Inc.	963,100	1,922,573
MS&AD Insurance Group Holdings	84,472	2,470,332
Nakanishi, Inc.	385,100	15,039,539
Namco Bandai Holdings, Inc.	1,014,800	21,323,000
NEC Corp.	171,000	543,145
Nintendo Co., Ltd.	6,200	853,503
Nippon Building Fund, Inc.	1,700	8,120,052
Nippon Meat Packers, Inc.	19,000	372,638
Nippon Suisan Kaisha, Ltd.	98,100	544,973
Nippon Telegraph & Telephone Corp.	88,900	3,529,493
Nippon Television Holdings, Inc.	12,120	220,572
NKSJ Holdings, Inc.	26,600	870,067
Nomura Holdings, Inc.	117,200	651,362
NTT Data Corp.	40,100	1,937,128
NTT Urban Development Corp.	39,500	379,581
Obayashi Corp.	205,000	1,891,267
Onward Holdings Co., Ltd.	59,000	361,985
Organo Corp.	538,000	2,120,571
Otsuka Holdings Co., Ltd.	23,900	845,502
Rakuten, Inc.	35,851	413,154

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
Resona Holdings, Inc.	335,900	$1,630,412
Rinnai Corp.	18,500	1,637,856
Sanrio Co., Ltd.	170,700	3,996,460
Sanshin Electronics Co., Ltd.	71,400	745,102
Secom Co., Ltd.	290,500	19,658,018
Sega Sammy Holdings, Inc.	6,900	64,436
Sekisui House, Ltd.	5,000	84,021
Seven & I Holdings Co., Ltd.	52,500	2,393,760
Seven Bank, Ltd.	1,752,300	7,670,204
Shimizu Corp.	60,000	488,909
Shiseido Co., Ltd.	27,400	566,992
SK Kaken Co., Ltd.	64,000	6,076,358
SoftBank Group Corp.	49,200	2,479,402
Square Enix Holdings Co., Ltd.	51,643	1,245,576
Sumitomo Chemical Co., Ltd.	365,000	2,094,815
Sumitomo Electric Industries, Ltd.	39,300	553,752
Sumitomo Forestry Co., Ltd.	20,800	280,086
Sumitomo Mitsui Financial Group, Inc.	51,700	1,950,243
Sumitomo Mitsui Trust Holdings, Inc.	239,747	905,127
Sumitomo Realty & Development Co., Ltd.	161,000	4,587,364
Takeda Pharmaceutical Co., Ltd.	76,600	3,813,409
Toei Co., Ltd.	1,255,000	12,287,426
Tohoku Electric Power Co., Inc.	75,900	948,830
TOKAI Corp. – Gifu	243,200	6,949,179
Tokyo Electron, Ltd.	13,300	798,174
Toyo Seikan Kaisha Group Holdings, Ltd.	64,500	1,193,094
Toyo Suisan Kaisha, Ltd.	21,000	730,979
Toyo Tire & Rubber Co., Ltd.	15,701	309,608
Toyota Industries Corp.	21,874	1,168,988
Toyota Motor Corp.	76,867	4,718,100
TV Asahi Holdings Corp.	608,300	10,504,121
Wacoal Holdings Corp.	1,042,000	12,444,262
West Japan Railway Co.	39,900	2,752,237
Yahoo Japan Corp.	4,676,400	19,005,184
Yamada Denki Co., Ltd.	86,100	372,346
Yamato Holdings Co., Ltd.	51,900	1,099,995
ZOJIRUSHI Corp.	356,000	5,046,824
		444,177,927
Lebanon — 0.0%
Solidere – GDR	43,856	460,488
Luxembourg — 0.2%
ArcelorMittal SA – EN Amsterdam Shares	44,944	187,794
Kernel Holding SA	68,562	839,073
MHP SA – GDR	408,978	3,803,495
Millicom International Cellular SA	27,085	1,542,699
O’Key Group SA – GDR (c)	417,023	834,046
		7,207,107
Malaysia — 0.3%
AirAsia Berhad	6,831,935	2,047,472
AMMB Holdings Berhad	1,319,500	1,389,899
Berjaya Sports Toto Berhad	256,269	182,100
Genting Berhad	2,237,400	3,812,246

	Number of Shares	Value
Genting Malaysia Berhad	1,217,811	$1,240,373
Heveaboard Berhad	1,200,100	451,291
Hong Leong Financial Group Berhad	68,927	223,395
Matrix Concepts Holdings Berhad	131,100	76,019
OSK Holdings Berhad	531,550	201,725
Padini Holdings Berhad	397,400	173,099
Pharmaniaga Berhad (c)	47,200	69,942
Protasco Berhad	222,800	83,409
Supermax Corp. Berhad	615,100	463,627
Teo Seng Capital Berhad	48,300	16,961
Top Glove Corp. Berhad	903,400	2,856,605
		13,288,163
Mexico — 0.2%
Alpek SAB de CV	45,900	64,185
America Movil SAB de CV, Series L – ADR	123,761	1,740,080
Cemex SAB de CV – SPADR (a)	306,299	1,706,085
Consorcio ARA SAB de CV, Series C	1,774,093	617,631
Controladora Vuela Cia de Aviacion SAB de CV – ADR (a)	23,896	410,055
Fibra Uno Administracion SA de CV – REIT	993,800	2,190,633
Grupo Aeroportuario del Centro Norte Sab de CV – ADR (a)	20,568	790,840
Grupo Aeroportuario del Pacifico SAB de CV – ADR	1,969	173,823
Grupo Carso SAB de CV, Series A	162,274	677,927
Grupo Comercial Chedraui SA de CV	418,401	1,107,757
Grupo Herdez SAB de CV, Series C	87,328	222,393
Industrias Bachoco SAB de CV – ADR	1,724	84,872
Megacable Holdings SAB de CV (UNIT)	74,678	277,272
Prologis Property Mexico SA de CV – REIT (a)	218,300	330,594
		10,394,147
Netherlands — 0.7%
Akzo Nobel NV	18,808	1,256,252
ASML Holding NV	2,903	258,705
Astarta Holding NV (a)	107,819	948,418
Boskalis Westminster NV – CVA	21,443	873,531
Delta Lloyd NV	8,368	49,156
HAL Trust	3,539	633,232
Heineken Holding NV	3,271	250,757
Heineken NV	21,294	1,817,410
Koninklijke (Royal) KPN NV	541,182	2,043,520
Koninklijke (Royal) Philips Electronics NV	513,366	13,052,545
Koninklijke Ahold NV	145,720	3,076,602
OCI NV (a)	88,551	2,179,991
Randstad Holding NV	3,545	220,516
Royal Dutch Shell plc, Class A – BATS Europe Shares	948	21,298
Royal Dutch Shell plc, Class A – Quote MTF Shares	32,494	744,398
Royal Dutch Shell plc, Class B	49,495	1,130,183
Yandex NV (a)	372,702	5,858,875
		34,415,389

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
New Zealand — 0.0%
Spark New Zealand, Ltd.	62,464	$140,787
Norway — 0.0%
DNB ASA	29,575	363,974
Schibsted ASA, Class A	12,212	400,821
Schibsted ASA, Class B (a)	12,212	387,651
StatoilHydro ASA	35,544	497,129
		1,649,575
Pakistan — 0.0%
DG Khan Cement Co., Ltd.	608,000	854,352
Hub Power Co., Ltd. (The)	105,000	102,642
Pakistan Oilfields, Ltd.	83,000	213,686
Pakistan Telecommunication Co., Ltd.	205,000	32,270
Pioneer Cement, Ltd.	100,500	86,730
		1,289,680
Panama — 0.0%
Copa Holdings SA	4,702	226,918
Peru — 0.0%
Cia de Minas Buenaventura SA – ADR (a)	130,788	559,773
Philippines (The) — 0.3%
ABS-CBN Holdings Corp. – PDR	2,395,840	3,187,983
Ayala Corp.	124,006	1,988,065
Cosco Capital, Inc.	1,136,300	197,616
DMCI Holdings, Inc.	1,430,984	418,358
Energy Development Corp.	16,609,100	2,179,826
Jollibee Foods Corp.	121,127	563,034
Lopez Holdings Corp. (c)	12,355,467	1,730,565
Philippine Long Distance Telephone Co. – SPADR	35,300	1,509,075
SM Investments Corp.	36,125	661,675
		12,436,197
Poland — 0.0%
Bank Pekao SA	10,616	387,102
Cyfrowy Polsat SA (a)	32,502	172,524
		559,626
Russia — 0.8%
Acron JSC (a) (b)	2,913	150,852
Aeroflot – Russian Airlines PJSC (a) (b)	617,500	473,858
Aeroflot – Russian Airlines PJSC MOEX (a)	309,629	237,604
CTC Media, Inc.	11,849	21,921
Etalon Group, Ltd. – GDR	761,837	1,363,688
Federal Grid Co. Unified Energy System PJSC (a) (b)	4,843,007,830	3,888,935
Gazprom – SPADR	53,663	198,928
Gazprom PAO (b)	626,286	1,168,326
Gazprom PAO – SPADR	1,997,645	7,331,357
Global Ports Investments plc – GDR (a) (c)	403,439	1,311,177
Globaltrans Investment plc – SPGDR (a)	72,288	328,910
Highland Gold Mining, Ltd.	643,313	540,642
LSR Group PJSC – GDR	16,313	32,498
Lukoil PJSC – SPADR	82,867	2,654,954

	Number of Shares	Value
MD Medical Group Investments plc – GDR	6,137	$32,219
MMC Norilsk Nickel PJSC – ADR	5,327	67,104
Mobile Telesystems PJSC (b)	439,423	1,263,147
Moscow Exchange MICEX-RTS PJSC (b)	1,203,892	1,507,791
NOVATEK OAO – GDR	1,361	111,567
Protek OJSC (a) (b) (c)	832,753	697,516
Rosneft Oil Co. – GDR	32,719	113,436
Rushydro PJSC – ADR	6,616,921	6,285,195
Sberbank PAO – SPADR – LSE Shares	342,435	1,982,699
Sberbank PAO – SPADR – OTC Shares	1,198,562	6,990,938
Sistema JSFC – SPGDR – LSE Shares (e)	22,381	131,988
		38,887,250
Singapore — 0.3%
China Xlx Fertiliser, Ltd.	788,000	316,908
China Yuchai International, Ltd.	14,338	154,277
DBS Group Holdings, Ltd.	5,882	68,863
GL, Ltd.	112,200	69,174
Golden Agri-Resources, Ltd.	16,263,800	3,874,533
Great Eastern Holdings, Ltd.	69,410	990,731
Haw Par Corp., Ltd.	5,900	34,385
SembCorp Industries, Ltd.	920,900	1,970,590
Singapore Technologies Engineering, Ltd.	1,411,600	2,980,537
Singapore Telecommunications, Ltd.	948,400	2,440,779
United Overseas Bank, Ltd.	173,814	2,392,842
		15,293,619
South Africa — 0.3%
African Bank Investments, Ltd. (a) (b) (c)	3,640,881	—
Anglo American Platinum, Ltd. (a)	23,910	283,557
Astral Foods, Ltd.	40,853	306,007
Discovery Holdings, Ltd.	17,425	149,381
Gold Fields, Ltd.	12,412	34,373
Grindrod, Ltd.	700,790	511,156
Hosken Consolidated Investments, Ltd.	153,325	1,142,676
Impala Platinum Holdings, Ltd. (a)	1,139,369	1,830,731
Imperial Holdings, Ltd.	150,331	1,149,878
Lewis Group, Ltd.	70,697	250,040
Liberty Holdings, Ltd.	171,568	1,277,104
Montauk Holdings, Ltd. (a)	184,042	123,562
MTN Group, Ltd.	123,033	1,054,739
Naspers, Ltd.	2,175	297,378
Niveus Investments, Ltd.	112,923	145,333
Raubex Group, Ltd.	125,902	137,034
Remgro, Ltd.	44,983	712,619
Reunert, Ltd.	141,993	627,619
Santam, Ltd.	11,035	135,365
Sibanye Gold, Ltd.	919,940	1,386,441
Standard Bank Group, Ltd.	191,388	1,398,614
Telkom SA SOC, Ltd.	114,543	472,572
		13,426,179

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
South Korea — 1.6%
ASIA Holdings Co., Ltd. (a)	1,180	$102,403
Avatec Co., Ltd. (a)	32,814	186,391
C&S Asset Management Co., Ltd.	10,093	45,584
Chungdahm Learning, Inc.	2,031	20,883
CJ Hellovision Co., Ltd. (a)	43,740	468,488
CJ O Shopping Co., Ltd. (a)	2,936	475,971
Crown Confectionery Co., Ltd. (a)	1,884	862,231
Daewon Pharmaceutical Co., Ltd. (a)	18,103	269,956
Daou Data Corp. (a)	69,612	915,459
Daou Technology, Inc. (a)	114,901	2,106,267
DK UIL Co., Ltd. (a)	21,086	220,131
Dongbu HiTek Co., Ltd. (a)	15,329	184,204
Doosan Corp. (a)	10,642	799,552
DY Corp. (a)	56,546	335,133
e-LITECOM Co., Ltd. (a)	26,848	376,991
Easy Bio, Inc. (a)	357,567	1,715,631
Global & Yuasa Battery Co., Ltd. (a)	12,518	434,608
GS Holdings Corp. (a)	19,118	818,222
GS Home Shopping, Inc. (a)	3,125	444,015
GS Retail Co., Ltd. (a)	43,433	1,981,387
Hana Financial Group, Inc.	138,442	2,772,553
Hanwha Chemical Corp. (a)	85,895	1,972,153
Hanwha Corp. (a)	31,740	1,051,212
Hite Jinro Co., Ltd. (a)	49,090	975,397
HS R&A Co., Ltd. (a)	7,776	256,054
HwaSung Industrial Co., Ltd. (a)	23,759	242,106
Hyundai Engineering Plastics Co, Ltd. (a)	12,600	117,219
Hyundai Marine & Fire Insurance Co., Ltd. (a)	38,689	1,187,056
Hyundai Mobis Co., Ltd. (a)	11,338	2,366,247
Hyundai Motor Co.	53,484	6,739,274
Il Dong Pharmaceutical Co., Ltd. (a)	72,525	1,545,069
Interpark Holdings Corp. (a)	102,893	956,106
KB Financial Group, Inc. (a)	79,044	2,220,825
Kia Motors Corp. (a)	7,083	315,518
Komelon Corp.	51,717	366,102
Korea United Pharm, Inc. (a)	11,364	167,280
Korean Reinsurance Co. (a)	5,304	63,696
KT Corp. (a)	228,989	5,502,590
KT Corp. – SPADR	197,270	2,349,486
KT Skylife Co., Ltd. (a)	19,763	290,136
LG Corp. (a)	19,115	1,145,025
LG Uplus Corp. (a)	250,420	2,209,598
Lotte Shopping Co., Ltd. (a)	19,045	3,739,205
Mcnex Co., Ltd. (a)	8,776	227,579
Moorim Paper Co., Ltd. (a) (c)	106,844	274,592
Nice Total Cash Management Co., Ltd., Class C (a)	15,927	86,379
OCI Materials Co., Ltd. (a)	19,142	1,884,865
Pulmuone Co., Ltd. (a)	3,169	499,717
S-1 Corp. (a)	22,732	1,918,896
Samjin Pharmaceutical Co., Ltd. (a)	22,938	451,353
Samsung Electronics Co., Ltd.	7,391	7,892,343
Samsung SDI Co., Ltd. (a)	693	66,545
Sebang Co., Ltd. (a)	1,883	26,946

	Number of Shares	Value
Shinhan Financial Group Co., Ltd. (a)	175,100	$5,893,408
Shinsegae Engineering & Construction Co., Ltd. (a)	8,695	309,313
Simmtech Holdings Co., Ltd. (a)	167,910	351,230
SK Hynix, Inc. (a)	85,129	2,197,750
SK Telecom Co., Ltd.	9,318	1,708,047
Tongyang Life Insurance Co., Ltd. (a)	56,604	559,563
UniTest, Inc.	15,138	113,357
WiSoL Co., Ltd.	41,854	552,236
Wooree Lighting Co., Ltd. (a)	79,146	235,392
YeaRimDang Publishing Co., Ltd. (a)	80,730	339,951
Yuhan Corp. (a)	7,220	1,669,561
		78,572,437
Spain — 0.4%
Abengoa SA	42,731	18,889
Acerinox SA	50,344	510,570
Amadeus IT Holding SA, Class A	184,157	8,109,035
Banco Bilbao Vizcaya Argentaria SA	22,152	161,545
Banco Santander SA	48,933	240,238
Fomento de Construcciones y Contratas SA (a)	70,394	533,304
Grifols SA	10,182	468,737
Iberdrola SA	415,290	2,944,123
Inditex SA	40,686	1,396,191
Inmobiliaria Colonial SA (a)	83,928	58,295
Inmobiliaria del Sur SA	9,609	81,185
Mediaset Espana Comunicacion SA	41,620	450,782
Realia Business SA (a)	1,106,378	916,993
Telefonica SA	228,936	2,526,915
Viscofan SA	15,189	916,392
		19,333,194
Sweden — 0.4%
Assa Abloy AB	171,687	3,595,930
Investment Kinnevik AB	5,024	154,011
Investor AB, Class B	15,073	554,569
Modern Times Group AB, Class B	14,192	362,108
Nordea Bank AB	44,281	483,179
Sandvik AB	42,576	368,759
Svenska Handelsbanken AB	151,779	2,003,476
Swedish Match AB	10,817	382,700
Telefonaktiebolaget LM Ericsson, Class B	553,664	5,363,179
TeliaSonera AB	797,920	3,967,878
		17,235,789
Switzerland — 0.7%
ABB, Ltd. – SIX Swiss Exchange (a)	229,364	4,071,221
Adecco SA (a)	16,573	1,137,965
Cie Financiere Richemont SA	20,126	1,445,718
Garmin, Ltd.	11,742	436,450
Geberit AG	5,833	1,961,918
Glencore Xstrata plc (a)	276,336	367,685
Helvetia Holding AG	325	183,004
LafargeHolcim, Ltd. (a)	111,417	5,638,641
Logitech International SA	40,899	626,064
Luxoft Holding, Inc. (a)	2,175	167,758
Nestle SA	46,547	3,450,234

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
Novartis AG	49,783	$4,255,281
Oriflame Holding AG (a)	2,064	33,146
Pargesa Holding SA	6,868	432,679
Roche Holding AG	11,726	3,231,546
Sonova Holding AG	4,632	588,015
Syngenta AG	11,116	4,363,075
UBS Group AG	62,682	1,206,246
Zurich Insurance Group AG (a)	6,600	1,684,052
		35,280,698
Taiwan — 1.0%
Ability Enterprise Co., Ltd. (a)	123,000	87,181
AcBel Polytech, Inc.	295,000	206,754
Accton Technology Corp.	333,000	321,644
Alpha Networks, Inc.	707,000	364,439
Apex Biotechnology Corp.	55,000	78,521
Ardentec Corp.	903,000	649,667
Basso Industry Corp.	510,000	965,980
Boardtek Electronics Corp.	1,064,000	1,077,244
Charoen Pokphand Enterprise	316,000	220,885
Cheng Loong Corp.	343,000	118,371
Chia Chang Co., Ltd.	52,000	39,331
Chimei Materials Technology Corp.	309,000	190,748
China Man-Made Fiber Corp. (a)	398,000	103,655
China Metal Products	86,000	68,644
ChipMOS TECHNOLOGIES Bermuda, Ltd.	56,135	1,111,473
Chlitina Holding, Ltd.	10,000	104,340
Chroma ATE, Inc.	411,000	796,194
Cleanaway Co., Ltd.	86,000	456,195
Compeq Manufacturing Co., Ltd.	2,450,000	1,634,929
Delta Electronics, Inc.	542,043	2,543,950
Dynapack International Technology Corp.	182,000	266,451
Elite Material Co., Ltd.	135,000	234,893
Eurocharm Holdings Co, Ltd.	94,900	289,114
Farglory Land Development Co., Ltd.	492,000	511,670
Getac Technology Corp.	1,564,000	949,873
Global Lighting Technologies, Inc.	206,000	464,242
Grand Ocean Retail Group, Ltd.	365,000	307,630
Great Wall Enterprise Co., Ltd.	276,000	173,277
Holiday Entertainment Co., Ltd.	222,000	360,787
Hon Hai Precision Industry Co., Ltd. – GDR	64,755	329,331
Hong YI Fiber Industry Co.	1,729,000	1,224,890
Huang Hsiang Construction Corp.	76,000	56,339
Hung Poo Real Estate Development Corp.	95,000	61,718
I-Sheng Electric Wire & Cable Co., Ltd.	26,000	26,622
Innolux Corp.	6,866,000	2,058,613
ITEQ Corp.	153,000	102,711
KEE TAI Properties Co., Ltd.	599,000	287,814
Kindom Construction Corp.	890,000	444,252
King Yuan Electronics Co., Ltd.	778,000	507,600
Lemtech Holdings Co., Ltd.	97,000	255,992
Longwell Co.	119,000	104,559
MediaTek, Inc.	204,000	1,541,701

	Number of Shares	Value
Mega Financial Holding Co., Ltd.	2,559,167	$1,646,932
Micro-Star International Co., Ltd.	603,000	856,940
Microlife Corp.	14,000	37,639
Mirle Automation Corp.	172,000	183,420
Netronix, Inc.	162,000	285,387
Powertech Technology, Inc.	615,000	1,212,020
Sampo Corp.	464,000	167,905
SCI Pharmtech, Inc.	167,000	470,459
ShenMao Technology, Inc.	19,000	13,344
Shieh Yih Machinery Industry Co., Ltd.	99,000	36,097
Shin Zu Shing Co., Ltd.	114,000	437,670
St Shine Optical Co., Ltd.	79,000	1,578,105
Sunrex Technology Corp.	778,426	370,170
TaiDoc Technology Corp.	126,000	405,541
Taiflex Scientific Co., Ltd.	343,000	394,018
Taiwan PCB Techvest Co., Ltd.	466,000	461,118
Taiwan Semiconductor Co., Ltd.	380,000	395,862
Taiwan Semiconductor Manufacturing Co., Ltd.	1,829,229	7,893,263
Taiwan Semiconductor Manufacturing Co., Ltd. – SPADR	77,782	1,769,541
Teco Electric and Machinery Co., Ltd.	3,156,732	2,511,519
Test Rite International Co., Ltd.	385,000	244,786
Walsin Technology Corp.	812,000	490,600
Wan Hai Lines, Ltd.	860,000	474,901
Wisdom Marine Lines Co., Ltd. (a)	122,000	134,062
Yulon Nissan Motor Co., Ltd.	15,000	126,982
Yungshin Construction & Development Co., Ltd.	219,000	191,152
YungShin Global Holding Corp.	129,000	188,589
Yungtay Engineering Co., Ltd. (c)	2,109,000	3,041,070
		47,719,316
Thailand — 0.3%
Advanced Info Service PCL	177,287	748,857
Advanced Information Technology PCL	167,200	130,099
Asia Plus Group Holdings PCL	2,126,100	206,790
Bangkok Bank PCL	166,958	716,827
Bangkok Bank PCL – Foreign Reg	735,600	3,158,266
Bangkok Expressway & Metro PCL (a)	4,755,724	679,468
Kasikornbank PCL	271,700	1,128,780
KGI Securities Thailand PCL	1,641,017	155,962
Land & Houses PCL	1,076,867	275,314
MBK PCL, Class F	7,226,490	2,851,637
Quality Houses PCL, Class F	14,528,634	928,605
Sansiri PCL	13,366,300	564,590
Seafco PCL Foreign Reg	1,222,600	326,163
Syntec Construction PCL, Class F	2,458,800	195,419
Thai Vegetable Oil PCL, Class F	485,900	302,464
Thanachart Capital PCL	420,700	426,721
Tipco Asphalt PCL	700	788
Vanachai Group PCL	2,107,500	831,638
		13,628,388
Turkey — 0.2%
Aksa Akrilik Kimya Sanayii AS	137,718	493,696
Albaraka Turk Katilim Bankasi AS	557,762	252,435

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
Celebi Hava Servisi AS	24,050	$295,022
EGE Seramik Sanayi ve Ticaret AS	97,414	133,203
GSD Holding AS	232,517	82,903
Is Yatirim Menkul Degerler AS	111,954	44,142
KOC Holding AS	243,473	912,360
Koza Altin Isletmeleri AS	139,298	586,421
Saf Gayrimenkul Yatirim Ortakligi AS – REIT	650,146	175,983
Tofas Turk Otomobil Fabrikasi AS	193,592	1,257,753
Turkiye Garanti Bankasi AS	1,325,311	3,235,012
		7,468,930
Ukraine — 0.0%
MHP SA – GDR	44,954	416,856
United Arab Emirates — 0.1%
Al Waha Capital PJSC (c)	612,644	359,613
Emaar Malls Group PJSC (a)	2,561,586	1,918,123
RAK Properties PJSC	336,245	49,908
		2,327,644
United Kingdom — 5.5%
3i Group plc	239,493	1,688,036
Admiral Group plc	39,138	951,965
AMEC Foster Wheeler plc	348,316	2,199,432
Anglo American plc – JSE Shares	199,463	881,879
Anglo American plc – LSE Shares	278,187	1,225,654
Aon plc	53,360	4,920,326
Associated British Foods plc	14,984	737,560
AstraZeneca plc	5,776	390,509
Atrium European Real Estate, Ltd. (a)	2,232,495	8,642,070
Aviva plc	50,817	383,976
BAE Systems plc	177,095	1,303,380
Barclays plc	983,007	3,181,678
Barratt Developments plc	33,077	303,110
Belmond, Ltd. (a)	172,814	1,641,733
Berendsen plc	27,623	436,843
Betfair Group plc	25,493	1,462,903
BG Group plc	264,674	3,838,120
BHP Billiton plc	40,119	450,421
BP plc	1,109,277	5,780,380
British American Tobacco plc	2,210	122,741
British Land Co. plc – REIT	343,438	3,953,041
BT Group plc	4,990,071	34,487,422
Bunzl plc	74,464	2,056,979
Cable & Wireless Communications plc	829,585	900,966
Capita plc	124,114	2,208,268
Carnival plc	19,781	1,123,117
Centrica plc	26,344	84,617
Close Brothers Group plc	7,647	150,470
CNH Industrial NV – ISE Shares	491,684	3,351,627
Compass Group plc	140,829	2,437,440
Daily Mail & General Trust plc, Class A	79,711	818,704
Delphi Automotive plc	9,185	787,430
Devro plc	92,653	396,138
Diageo plc	470,707	12,836,410
Dixons Carphone plc	77,250	567,734
Enterprise Inns plc (a)	193,122	316,400
Fiat Chrysler Automobiles NV (a)	50,965	701,770

	Number of Shares	Value
G4S plc	307,290	$1,020,626
Gem Diamonds, Ltd.	289,600	561,188
GlaxoSmithKline plc	288,829	5,833,767
GVC Holdings plc	19,392	132,505
Hansteen Holdings plc – REIT	108,130	183,388
Hays plc	335,637	717,915
HomeServe plc	141,830	864,008
Howden Joinery Group plc	168,518	1,307,495
HSBC Holdings plc – LSE Shares	423,137	3,339,158
HSBC Holdings plc – SEHK Shares	62,856	497,676
ICAP plc	204,556	1,535,588
IG Group Holdings plc	67,316	792,589
IMI plc	7,415	93,543
Inchcape plc	29,312	337,017
Informa plc	62,653	565,763
InterContinental Hotels Group plc	216,097	8,385,350
International Consolidated Airlines Group SA	1,975,423	17,630,353
International Personal Finance plc	130,357	554,442
Intertek Group plc	53,303	2,179,925
ITV plc	518,245	2,111,693
John Wood Group plc	18,421	165,187
Jupiter Fund Management plc	68,795	454,856
Just Eat plc (a)	69,276	503,870
Liberty Global plc, Class A (a)	99,416	4,211,262
Liberty Global plc, Class C (a)	86,131	3,511,561
Liberty Global plc LiLAC, Class A (a)	10,490	433,971
Liberty Global plc LiLAC, Class C (a)	4,054	174,322
Lloyds Banking Group plc	32,712,904	35,209,531
Merlin Entertainments plc (d)	233,683	1,566,012
Michael Kors Holdings, Ltd. (a)	55,154	2,209,469
Michael Page International plc	122,655	875,103
Michelmersh Brick Holdings plc	1,500,781	2,069,308
Millennium & Copthorne Hotels plc	18,931	129,107
Moneysupermarket.com Group plc	123,996	669,762
National Express Group plc	32,345	158,629
Next plc	8,956	960,075
Noble Corp. plc	76,470	806,759
Non-Standard Finance plc (a) (d)	51,933	64,883
Non-Standard Finance plc – ENT (a) (b) (c)	92,849	—
Northgate plc	19,952	115,704
Old Mutual plc – JSE Shares	619,342	1,656,667
Old Mutual plc – LSE Shares	197,374	519,666
Paragon Group of Co. plc	147,371	764,811
Petrofac, Ltd.	9,716	113,838
Pets at Home Group plc	123,747	501,306
Provident Financial plc	39,250	1,943,994
Reckitt Benckiser Group plc	88,404	8,137,494
RELX plc	87,093	1,526,953
Rexam plc	96,665	857,477
Rightmove plc	49,529	2,993,574
Rio Tinto plc	34,922	1,017,720
Rolls Royce Holdings plc – LSE Shares (a)	175,144	1,482,501
Royal Bank of Scotland Group plc (a)	129,848	574,471
Sage Group plc (The)	808,445	7,188,176

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Number of Shares	Value
Serco Group plc (a)	485,039	$675,112
Sky plc	28,847	471,964
Smith & Nephew plc	35,175	622,589
Spectris plc	22,556	597,799
SSP Group plc	201,380	963,091
St James’s Place plc	12,137	179,014
Stagecoach Group plc	148,085	644,714
Standard Chartered plc	178,632	1,481,990
TalkTalk Telecom Group plc	60,251	191,994
Telit Communications plc (a)	87,335	274,896
Tesco plc (a)	754,409	1,660,388
Thomas Cook Group plc (a)	421,406	749,079
Tungsten Corp. plc (a)	72,257	39,728
Unilever plc	306,990	13,144,628
Vodafone Group plc	402,392	1,301,547
Weir Group plc (The)	96,307	1,416,583
WH Smith plc	33,492	873,033
WPP plc	49,536	1,140,205
		266,361,611
Vietnam — 0.0%
Luks Group Vietnam Holdings Co., Ltd.	1,682,000	566,450
Total Foreign Common Stocks (Cost $1,663,556,592)		1,585,537,224
Total Common Stocks (Cost $3,044,423,501)		2,993,274,421
Participation Notes — 0.1%
HSBC Bank, plc, Axis Bank, Ltd. Equity Linked Notes, Expiring 07/21/17 (India) (a) (b)	151,844	1,025,847
HSBC Bank, plc, Bank of Baroda, Ltd., Equity Linked Notes, Expiring 06/30/16 (India) (a) (b)	519,407	1,218,418
HSBC Bank, plc, Bharti Airtel, Ltd., Equity Linked Notes, Expiring 08/01/16 (India) (a) (b)	377,396	1,920,110
HSBC Bank, plc, CESC, Ltd., Equity Linked Notes, Expiring 03/31/17 (India) (a) (b)	305,415	2,365,120
Total Participation Notes (Cost $6,848,761)		6,529,495

	Principal Amount	Value
Convertible Bonds — 0.0%
Energy — 0.0%
Chesapeake Energy Corp. 2.250%, 12/15/38	$800,000	$267,000
Chesapeake Energy Corp. – Company Guarantee 2.500%, 05/15/37	822,000	386,340
Chesapeake Energy Corp. – Contingent Convertible Senior Note 2.500%, 05/15/37	150,000	70,500
Total Energy (Cost $783,729)		723,840
Total Convertible Bonds (Cost $783,729)		723,840

	Principal Amount	Value
Corporate Bonds — 0.0%
Energy — 0.0%
Chesapeake Energy Corp. 6.500%, 08/15/17	$230,000	$115,000
Chesapeake Energy Corp. 7.250%, 12/15/18	700,000	276,500
Total Energy (Cost $545,399)		391,500
Total Corporate Bonds (Cost $545,399)		391,500
Asset-Backed Securities — 0.7%
American Homes 4 Rent
Ser. 2014-SFR2, Class E (d) 6.231%, 10/17/36	580,000	584,789
Ser. 2014-SFR3, Class E (d) 6.418%, 12/17/36	1,730,000	1,765,113
Ser. 2015-SFR1, Class E (d) 5.639%, 04/17/52	1,400,000	1,350,344
Ser. 2015-SFR1, Class XS (IO)(VRN) (b) (c) (f) (g) 0.000%, 04/17/52	4,284,247	—
Ser. 2015-SFR2, Class XS (IO)(VRN) (b) (c) (f) (g) 0.000%, 10/17/45	11,186,325	11
American Residential Properties Trust
Ser. 2014-SFR1, Class E (FRN) (d) 4.271%, 09/17/31	1,509,000	1,489,590
Ser. 2014-SFR1, Class F (FRN) (d) 4.771%, 09/17/31	3,859,000	3,715,557
Colony American Homes
Ser. 2014-2A, Class E (FRN) (d) 3.620%, 07/17/31	1,615,000	1,560,262
Ser. 2014-2A, Class F (FRN) (d) 3.768%, 07/17/31	3,910,000	3,722,441
GSAA Home Equity Trust
Ser. 2006-5, Class 2A2 (FRN) 0.602%, 03/25/36	1,107,925	657,665
Ser. 2006-5, Class 2A3 (FRN) 0.692%, 03/25/36	2,805,596	1,886,162
Ser. 2006-9, Class A4A (FRN) (STEP) 0.662%, 06/25/36	6,639,957	3,562,581
Ser. 2006-20, Class 2A1A (FRN) (STEP) 0.472%, 12/25/46	1,654,123	1,082,361
Invitation Homes Trust
Ser. 2013-SFR1, Class E (FRN) (d) 3.068%, 12/17/30	895,000	846,850
Ser. 2014-SFR1, Class F (FRN) (d) 4.101%, 06/17/31	3,672,000	3,528,494
Ser. 2014-SFR3, Class F (FRN) (d) 5.360%, 12/17/31	900,000	890,951
Ser. 2015-SFR3, Class F (FRN) (d) 5.101%, 08/17/32	2,600,000	2,536,819
Progress Residential Trust Program
Ser. 2014-SFR1, Class F (FRN) (d) 5.051%, 10/17/31	1,290,000	1,265,075
Ser. 2015-SFR1, Class F (FRN) (d) 4.710%, 02/17/32	1,180,000	1,139,644
Starwood Waypoint Residential Trust, Ser. 2014, Class E (FRN) (d) 4.651%, 01/17/32	4,570,000	4,539,355
Total Asset-Backed Securities (Cost $36,966,164)		36,124,064

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Principal Amount	Value
Mortgage-Backed Securities – Private Issuers — 1.5%
Bear Stearns ALT-A Trust
Ser. 2005-10, Class 11A1 (FRN) (STEP) 0.922%, 01/25/36	$2,388,096	$1,888,061
Ser. 2006-1, Class 21A2 (FRN) 2.577%, 02/25/36	1,164,043	843,921
Ser. 2006-6, Class 31A1 (FRN) 2.760%, 11/25/36	366,888	278,156
CHL Mortgage Pass-Through Trust, Ser. 2005-HYB9, Class 1A1 (FRN) 2.564%, 02/20/36	1,829,357	1,582,106
Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Class D (d) 3.548%, 10/10/47	1,295,000	939,650
COMM Mortgage Trust
Ser. 2014-UBS5, Class D (d) 3.495%, 09/10/47	1,215,000	898,842
Ser. 2014-UBS6, Class D (VRN) (d) 3.966%, 12/10/47	638,000	499,761
Ser. 2015-CR25, Class D (VRN) 3.798%, 08/10/48	1,415,000	1,059,156
Ser. 2015-PC1, Class D (VRN) 4.443%, 07/10/50	2,110,000	1,637,639
Connecticut Avenue Securities
Ser. 2013-C01, Class M2 (FRN) 5.672%, 10/25/23	4,492,238	4,655,417
Ser. 2014-C02, Class 1M2 (FRN) 3.022%, 05/25/24	3,875,000	3,403,085
Ser. 2014-C03, Class 1M2 (FRN) 3.422%, 07/25/24	1,745,000	1,582,294
Ser. 2014-C04, Class 1M2 (FRN) 5.322%, 11/25/24	2,815,000	2,868,032
Ser. 2015-C01, Class 1M2 (FRN) 4.722%, 02/25/25	980,000	949,933
Ser. 2015-C02, Class 1M2 (FRN) 4.221%, 05/25/25	3,220,000	3,059,615
Ser. 2015-C02, Class 2M2 (FRN) 4.422%, 05/25/25	2,400,000	2,279,298
Ser. 2015-C03, Class 1M2 (FRN) 5.422%, 07/25/25	2,685,000	2,671,168
Ser. 2015-C04, Class 1M2 (FRN) 6.122%, 04/25/28	1,470,000	1,497,563
Ser. 2015-C04, Class 2M2 (FRN) 5.972%, 04/25/28	1,385,000	1,401,313
Countrywide Alternative Loan Trust
Ser. 2005-56, Class 1A1 (FRN) (STEP) 1.152%, 11/25/35	4,559,971	3,856,662
Ser. 2005-59, Class 1A1 (FRN) (STEP) 0.743%, 11/20/35	3,781,515	3,047,261
Ser. 2006-24, Class A22 6.000%, 06/25/36	1,787,537	1,626,663
Ser. 2006-HY11, Class A1 (FRN) (STEP) 0.542%, 06/25/36	2,489,593	2,168,718
Countrywide Home Loan Mortgage Pass Through Trust, Ser. 2006-3, Class 3A1 (FRN) (STEP) 0.672%, 02/25/36	2,536,616	2,156,088
CSMC Mortgage-Backed Trust, Ser. 2007-4, Class 2A3 6.000%, 06/25/37	936,627	866,993
First Horizon Alternative Mortgage Securities Trust
Ser. 2006-AA2, Class 2A1 (FRN) 2.325%, 05/25/36	701,864	565,152

	Principal Amount	Value
Ser. 2006-AA5, Class A1 (FRN) 2.243%, 09/25/36	$2,383,337	$1,948,399
GS Mortgage Securities Trust, Ser. 2015-GC28, Class D (VRN) (d) 4.329%, 02/10/48	1,380,000	1,068,921
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2014-C20, Class D (VRN) (d) 4.572%, 07/15/47	660,000	520,752
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C31, Class D (VRN) 4.119%, 08/15/48	1,380,000	1,026,671
Luminent Mortgage Trust, Ser. 2006-2, Class A1A (FRN) (STEP) 0.622%, 02/25/46	1,738,945	1,188,314
RALI Trust
Ser. 2006-QA4, Class A (FRN) 0.602%, 05/25/36	2,228,225	1,728,617
Ser. 2006-QA5, Class 1A1 (FRN) (STEP) 0.602%, 07/25/36	1,892,252	1,201,296
Ser. 2007-QO4, Class A1A (FRN) (STEP) 0.612%, 05/25/47	375,043	291,819
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2005-15, Class 2A1 (FRN) 2.567%, 07/25/35	3,353,616	2,859,185
Structured Agency Credit Risk, Ser. 2013-DN1, Class M2 (FRN) 7.572%, 07/25/23	630,000	719,304
Structured Asset Mortgage Investments, Inc.
Ser. 2005-AR8, Class A2 (FRN) 1.594%, 02/25/36	1,705,279	1,442,372
Ser. 2006-AR3, Class A2 (FRN) 2.708%, 02/25/36	2,227,003	1,605,625
Wells Fargo Commercial Mortgage
Ser. 2014-LC16, Class D (d) 3.938%, 08/15/50	1,350,000	1,081,336
Ser. 2015-C26, Class D (d) 3.586%, 02/15/48	1,050,000	781,385
Ser. 2015-C27, Class D (d) 3.768%, 02/15/48	966,000	743,098
Ser. 2015-C28, Class D (VRN) 4.139%, 05/15/48	2,020,000	1,574,448
Ser. 2015-C29, Class D (VRN) 4.225%, 06/15/48	710,000	557,869
Ser. 2015-LC22, Class D (VRN) 4.539%, 09/15/58	1,680,000	1,373,363
Ser. 2015-NXS2, Class D (VRN) 4.252%, 07/15/58	1,955,000	1,540,458
Ser. 2015-SG1, Class D (VRN) 4.471%, 12/15/47	735,000	600,828
WFRBS Commercial Mortgage, Ser. 2014-LC14, Class D (VRN) (d) 4.586%, 03/15/47	693,750	594,010
Total Mortgage-Backed Securities – Private Issuers (Cost $70,614,908)		72,730,617
Mortgage-Backed Securities – US Government Agency Obligations — 0.1%
FHLMC
Ser. 2005-2922, Class SE (FRN) (IO) 6.420%, 02/15/35	83,555	14,849

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Principal Amount	Value
Ser. 2005-2965, Class SA (FRN) (IO) 5.720%, 05/15/32	$178,816	$26,878
Ser. 2005-2980, Class SL (FRN) (IO) 6.370%, 11/15/34	108,276	24,217
Ser. 2005-2981, Class SU (FRN) (IO) 7.470%, 05/15/30	149,572	30,848
Ser. 2005-3031, Class BI (FRN) (IO) 6.360%, 08/15/35	583,949	135,950
Ser. 2005-3065, Class DI (FRN) (IO) 6.290%, 04/15/35	504,372	103,506
Ser. 2006-3114, Class GI (FRN) (IO) 6.270%, 02/15/36	513,558	112,057
Ser. 2007-3308, Class S (FRN) (IO) 6.870%, 03/15/32	170,136	36,460
Ser. 2008-3424, Class XI (FRN) (IO) 6.240%, 05/15/36	150,792	26,885
Ser. 2008-3489, Class SD (FRN) (IO) 7.470%, 06/15/32	92,674	19,011
Ser. 2010-3685, Class EI (IO) 5.000%, 03/15/19	71,114	3,028
Ser. 2010-3731, Class IO (IO) 5.000%, 07/15/19	36,649	1,657
Ser. 2011-3882, Class AI (IO) 5.000%, 06/15/26	295,430	19,585
FHLMC Strip, Ser. 2004-227, Class IO (IO) 5.000%, 12/01/34	31,343	6,505
FNMA
Ser. 2004-31, Class SG (FRN) (IO) 6.678%, 08/25/33	45,037	3,042
Ser. 2004-49, Class SQ (FRN) (IO) 6.628%, 07/25/34	68,852	12,309
Ser. 2004-51, Class SX (FRN) (IO) 6.698%, 07/25/34	135,406	27,085
Ser. 2004-64, Class SW (FRN) (IO) 6.628%, 08/25/34	277,935	53,458
Ser. 2004-66, Class SE (FRN) (IO) 6.078%, 09/25/34	203,172	34,871
Ser. 2005-12, Class SC (FRN) (IO) 6.328%, 03/25/35	181,419	34,991
Ser. 2005-45, Class SR (FRN) (IO) 6.298%, 06/25/35	207,104	36,973
Ser. 2005-65, Class KI (FRN) (IO) 6.578%, 08/25/35	547,953	99,609
Ser. 2005-89, Class S (FRN) (IO) 6.278%, 10/25/35	1,155,888	201,050
Ser. 2006-3, Class SA (FRN) (IO) 5.728%, 03/25/36	101,462	16,322
Ser. 2007-75, Class JI (FRN) (IO) 6.123%, 08/25/37	253,441	43,353
Ser. 2007-85, Class SI (FRN) (IO) 6.038%, 09/25/37	164,487	23,439
Ser. 2008-86, Class IO (IO) 4.500%, 03/25/23	64,466	3,027
Ser. 2008-87, Class AS (FRN) (IO) 7.228%, 07/25/33	414,749	89,672
Ser. 2010-37, Class GI (IO) 5.000%, 04/25/25	138,563	5,076
Ser. 2010-65, Class IO (IO) 5.000%, 09/25/20	113,987	7,790
Ser. 2010-68, Class SJ (FRN) (IO) 6.128%, 07/25/40	176,361	34,073
Ser. 2010-105, Class IO (IO) 5.000%, 08/25/20	116,117	7,684
Ser. 2010-121, Class IO (IO) 5.000%, 10/25/25	225,383	12,590

	Principal Amount	Value
Ser. 2011-69, Class AI (IO) 5.000%, 05/25/18	$506,649	$19,624
Ser. 2011-88, Class WI (IO) 3.500%, 09/25/26	258,859	26,617
Ser. 2011-124, Class IC (IO) 3.500%, 09/25/21	556,926	30,970
Ser. 2012-126, Class SJ (FRN) (IO) 4.578%, 11/25/42	2,109,473	296,308
GNMA
Ser. 2003-11, Class S (FRN) (IO) 6.206%, 02/16/33	295,384	43,045
Ser. 2011-94, Class IS (FRN) (IO) 6.356%, 06/16/36	181,717	22,871
Ser. 2011-135, Class QI (IO) 4.500%, 06/16/41	259,097	40,752
Ser. 2011-157, Class SG (FRN) (IO) 6.198%, 12/20/41	2,152,530	476,077
Ser. 2011-167, Class IO (IO) 5.000%, 12/16/20	596,808	32,130
Ser. 2012-34, Class KS (FRN) (IO) 5.706%, 03/16/42	1,125,847	232,771
Ser. 2012-69, Class QI (IO) 4.000%, 03/16/41	852,866	115,598
Ser. 2012-101, Class AI (IO) 3.500%, 08/20/27	394,617	46,628
Ser. 2012-103, Class IB (IO) 3.500%, 04/20/40	605,084	74,641
Total Mortgage-Backed Securities – US Government Agency Obligations (Cost $2,535,170)		2,765,882
US Treasury Bonds/Notes — 7.8%
US Treasury Inflation Indexed Note 0.125%, 04/15/16	16,162,800	16,099,878
US Treasury Inflation Indexed Note 2.625%, 07/15/17	4,590,280	4,794,391
US Treasury Inflation Indexed Note 0.125%, 04/15/18	10,813,739	10,792,901
US Treasury Inflation Indexed Note 1.375%, 07/15/18	12,794,336	13,245,963
US Treasury Inflation Indexed Note (h) 2.125%, 01/15/19	15,509,060	16,411,331
US Treasury Inflation Indexed Note 0.125%, 04/15/19	21,049,692	20,926,088
US Treasury Inflation Indexed Note 1.375%, 01/15/20	1,341,829	1,394,838
US Treasury Inflation Indexed Note 0.125%, 04/15/20	6,093,780	6,016,103
US Treasury Inflation Indexed Note 1.250%, 07/15/20	1,963,062	2,041,406
US Treasury Inflation Indexed Note 1.125%, 01/15/21	6,958,464	7,173,835
US Treasury Inflation Indexed Note 0.625%, 07/15/21	15,227,546	15,327,469
US Treasury Inflation Indexed Note 0.125%, 07/15/22	32,496,449	31,508,850
US Treasury Note 0.625%, 07/15/16	33,100,000	33,102,582
US Treasury Note 0.500%, 03/31/17	33,300,000	33,147,819
US Treasury Note 0.625%, 04/30/18	33,580,000	33,148,430
US Treasury Note 1.625%, 04/30/19	32,850,000	33,041,187
US Treasury Note 1.375%, 05/31/20	33,380,000	32,900,162

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Principal Amount	Value
US Treasury Note 2.250%, 03/31/21	$32,390,000	$33,047,906
US Treasury Note 1.750%, 04/30/22	33,750,000	33,209,460
Total US Treasury Bonds/Notes (Cost $382,260,639)		377,330,599

	Number of Shares	Value
Acquired Funds — 20.5%
Exchange-Traded Funds (ETFs) — 2.8%
CBRE Clarion Global Real Estate Income Fund	36,100	$275,804
iShares MSCI Emerging Markets Index Fund	95,334	3,068,801
Vanguard FTSE Developed Markets ETF	3,598,618	132,141,253
		135,485,858
Private Investment Funds (i) — 17.7%
Canyon Value Realization Fund, LP (a) (b) (c) (j)		73,498,147
Convexity Capital Offshore, LP (a) (b) (c) (j)	599,125	56,900,349
Farallon Capital Institutional Partners, LP (a) (b) (c) (j)		180,619,171
Hudson Bay International, Ltd. (a) (b) (c) (j)	1,575,143	149,001,817
Lansdowne Developed Markets Fund, Ltd. (a) (b) (c) (j)	258,634	179,081,853
Latimer Light Partners, LP (a) (b) (c) (j)	400,000	38,447,248
Lone Cascade, LP, Class J (a) (b) (c) (j)		28,355,546
OZ Domestic Partners, LP (a) (b) (c) (j)		482,788
QVT Onshore, LP (a) (b) (c) (j)		39,842,622
SummerHaven Commodity Offshore Fund, Ltd. (a) (b) (c) (j)	1,409,865	108,937,009
		855,166,550
Total Acquired Funds (Cost $832,041,865)		990,652,408
Publicly Traded Limited Partnerships — 0.1%
Apollo Global Management LLC	98,878	1,500,968
Cedar Fair, LP	20,673	1,154,381
KKR & Co., LP	45,568	710,405
Lazard Ltd.	51,709	2,327,422
Total Publicly Traded Limited Partnerships (Cost $6,429,851)		5,693,176
Preferred Stocks — 0.5%
Alpargatas SA, 13.78% (Brazil) (c)	1,008,200	1,809,905
Banco Bradesco SA, 7.26% (Brazil)	45,480	219,064
Banco do Estado do Rio Grande do Sul SA, 15.86% (Brazil)	619,200	908,110
Bancolombia SA, 3.98% (Colombia)	37,521	252,392
Braskem SA, 2.24% (Brazil)	275,000	1,867,740
Centrais Eletricas Brasileiras SA, 1.03% (Brazil)	2,134,300	5,503,340
Cia Brasileira de Distribuicao, 3.20% (Brazil)	63,099	664,137
Embotelladora Andina SA, 3.15% (Chile)	59,628	171,958
Fannie Mae, 0.00% (United States)	639,800	2,239,300

	Number of Shares	Value
Hyundai Motor Co., Ltd., 1.00% (South Korea)	5,573	$495,291
Hyundai Motor Co., Ltd., 1.00% (South Korea)	8,778	767,597
LG Electronics, Inc., 1.58% (South Korea)	1,316	31,988
Porsche Automobil Holding SE, 4.16% (Germany)	10,277	556,894
Rolls Royce Holdings plc, 0.00% (United Kingdom) (b) (c)	14,363,123	21,174
Samsung Electronics Co., Ltd., 1.98% (South Korea)	3,929	3,636,252
Samsung SDI Co., Ltd., 1.43% (South Korea)	999	62,377
Sberbank of Russia, 0.61% (Russia)	824,991	857,722
Vale SA, 9.81% (Brazil)	509,100	1,305,644
Volkswagen AG, 3.81% (Germany)	7,622	1,104,196
Total Preferred Stocks (Cost $31,488,046)		22,475,081

	Number of Contracts	Value
Rights — 0.0%
Banco Bradesco SA, Expiring 02/05/16 (Brazil) (a) (c)	1,489	$695
Realia Business SA, Expiring 12/30/16 (Spain) (a)	1,106,378	108,212
Ubi Banca, Expiring 01/12/16 (Italy) (a)	73,867	—
Total Rights (Cost $0)		108,907

	Number of Units	Value
Disputed Claims Receipt — 0.0%
AMR Corp. (a) (b) (c) (j) (Cost $0)	260,322	$426,928

	Number of Contracts	Value
Warrants — 0.1%
American International Group, Inc., Expiring 01/19/21 (United States) (a)	52,999	$1,259,256
Bank of America Corp., Expiring 01/16/19 (United States) (a)	260,525	1,513,650
Capital One Financial Corp., Expiring 11/14/18 (United States) (a)	6,327	198,352
OSK Holdings Berhad, Expiring 07/22/20 (Malaysia) (a)	132,887	9,595
Tamburi Investment Partners SpA, Expiring 06/30/20 (Italy) (a)	34,160	15,202
Total Warrants (Cost $3,217,837)		2,996,055

	Principal Amount	Value
Short-Term Investments — 6.0%
Repurchase Agreement — 3.9%
Fixed Income Clearing Corp. issued on 12/31/2015 (proceeds at maturity $188,972,344) (collateralized by US Treasury Notes, due 06/30/22 through 11/15/24 with a total par value of $192,040,000 and a total market value of $192,752,937) 0.030%, 01/04/16
(Cost $188,972,344)	$188,972,344	$188,972,344
US Treasury Bills (k) — 2.1%
US Treasury Bill, due on 03/03/16 (h)	340,000	339,940
US Treasury Bill, due on 03/17/16	50,000,000	49,989,850
US Treasury Bill, due on 05/05/16	20,000,000	19,978,580

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

	Principal Amount	Value
US Treasury Bill, due on 05/12/16 (h)	$10,000,000	$9,988,410
US Treasury Bill, due on 06/23/16 (h)	120,000	119,733
US Treasury Bill, due on 06/30/16	20,000,000	19,952,100
Total US Treasury Bills (Cost $100,355,219)		100,368,613
Total Short-Term Investments (Cost $289,327,563)		289,340,957
Total Investments — 99.3% (Cost $4,707,483,433)		4,801,563,930
Other Assets in Excess of Liabilities — 0.7%		36,123,736
Net Assets — 100.0%		$4,837,687,666

	Number of Shares	Value
Securities Sold Short — (1.9)%
Common Stocks — (1.9)%
US Common Stocks — (0.5)%
Real Estate Investment Trusts (REITs) — (0.5)%
DCT Industrial Trust, Inc.	(69,500)	$(2,597,215)
Extra Space Storage, Inc.	(33,400)	(2,946,214)
LTC Properties, Inc.	(121,400)	(5,237,196)
Milestone Apartments	(99,500)	(1,082,225)
National Retail Properties, Inc.	(47,300)	(1,894,365)
Public Storage	(11,700)	(2,898,090)
Realty Income Corp.	(15,100)	(779,613)
Regency Centers Corp.	(5,700)	(388,284)
Seritage Growth Properties	(120,400)	(4,842,488)
		(22,665,690)
Total US Common Stocks (Proceeds $21,306,702)		(22,665,690)
Foreign Common Stocks — (1.5)%
Australia — (0.1)%
Goodman Group – REIT	(1,146,800)	(5,192,062)
Canada — (0.5)%
First National Financial Corp.	(167,508)	(2,715,332)

	Number of Shares	Value
Genworth MI Canada, Inc.	(117,200)	$(2,253,032)
H & R Real Estate Investment Trust – REIT	(394,100)	(5,710,562)
Home Capital Group, Inc.	(377,000)	(7,334,567)
RioCan Real Estate Investment Trust – REIT	(475,510)	(8,141,094)
		(26,154,587)
Japan — (0.4)%
Fibra Uno Administracion SA de CV – REIT	(2,358,900)	(5,199,722)
Global One Real Estate Investment Corp. – REIT	(700)	(2,509,581)
Industrial & Infrastructure Fund Investment Corp. – REIT	(400)	(1,908,846)
Japan Hotel REIT Investment Corp. – REIT	(3,700)	(2,734,837)
Orix JREIT, Inc. – REIT	(1,900)	(2,458,599)
United Urban Investment Corp. – REIT	(1,900)	(2,577,096)
		(17,388,681)
Singapore — (0.1)%
Mapletree Industrial Trust – REIT	(1,206,239)	(1,292,392)
Suntec Real Estate Investment Trust – REIT	(2,201,700)	(2,392,856)
		(3,685,248)
United Kingdom — (0.4)%
British Land Co. plc – REIT	(560,239)	(6,448,465)
Derwent London plc – REIT	(72,869)	(3,936,598)
Persimmon plc (a)	(259,500)	(7,749,681)
		(18,134,744)
Total Foreign Common Stocks (Proceeds $73,518,609)		(70,555,322)
Total Common Stocks (Proceeds $94,825,311)		(93,221,012)
Total Securities Sold Short (Proceeds $94,825,311)		$(93,221,012)

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2015	Unrealized Appreciation/ (Depreciation)
	Long Financial Futures Contracts
	Interest Rate-Related
50	March 2016 10-Year US Treasury Note	$6,313,800	$6,295,313	$(18,487)
	Equity-Related
603	March 2016 S&P 500 e-Mini Index	60,778,748	61,367,310	588,562
452	March 2016 Mini MSCI EAFE	37,742,260	38,379,320	637,060
142	March 2016 Mini MSCI Emerging Market	5,478,428	5,591,250	112,822
				1,338,444
				1,319,957
	Short Financial Futures Contracts
	Interest Rate-Related
(184)	March 2016 10-Year Interest Rate Swap	(18,704,290)	(18,793,875)	(89,585)
(63)	March 2016 5-Year Interest Rate Swap	(6,356,679)	(6,353,156)	3,523
				(86,062)
	Foreign Currency-Related
(1,335)	March 2016 Japanese Yen	(137,885,443)	(139,048,594)	(1,163,151)
				$70,744

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015

Swap Contracts

Expiration Date	Counterparty	Pay	Receive	Currency	Notional Amount	Unrealized Appreciation/ (Depreciation)
Total Return Swap Contracts
Long Total Return Swap Contracts
05/16/2016	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	PDG Realty SA	USD	$15,948	$(426)
11/09/2016	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	PDG Realty SA	USD	209,393	12,031
12/02/2016	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	DFL, Ltd.	USD	752,809	(8,321)
01/03/2017	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	BR Malls Participacoes SA	USD	2,094,762	(432,358)
						$(429,074)

ADR	American Depositary Receipt
ASE	American Stock Exchange
BATS	Better Alternative Trading System
CVA	Certification Van Aandelen
EAFE	Europe, Australasia, and Far East
EN	Euronext
ENT	Entitlement Shares
ETF	Exchange-Traded Fund
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Note. Rate disclosed represents the effective rate as of December 31, 2015.
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
GNMA	Ginnie Mae
IO	Interest-Only Security
ISE	Italian Stock Exchange
JSE	Johannesburg Stock Exchange
LIBOR	London Interbank Offered Rate

LSE	London Stock Exchange
MOEX	Moscow Exchange
MSCI	Morgan Stanley Capital International
MTF	Multilateral Trading Facility
NYSE	New York Stock Exchange
OTC	Over-the-Counter
PDR	Philippine Depositary Receipt
REIT	Real Estate Investment Trust
SEHK	Stock Exchange of Hong Kong
SPADR	Sponsored ADR
SPGDR	Sponsored GDR
STEP	A bond that pays an initial coupon rate for the first period, and a higher coupon rate for the following periods.
TSX	Toronto Stock Exchange
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
USD	US Dollar
VRN	Variable Rate Note. Rate disclosed represents the effective rate as of December 31, 2015.

*	Approximately 8% of the fund’s total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund’s “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Security is valued in good faith under procedures established by the board of trustees. The aggregate amount of securities fair valued amounts to $871,294,583, which represents 18.0% of the fund’s net assets.
(c)	Illiquid Security. An illiquid security is a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the fund has valued such security for the purposes of calculating the fund’s net asset value.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures approved by the board of trustees.
(e)	Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to investors outside the United States.
(f)	Zero coupon bond.
(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid in accordance with procedures approved by the board of trustees.
(h)	Security or a portion thereof is held as initial margin for financial futures.
(i)	Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2015. These positions are therefore grouped into their own industry classification.

TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2015
(j)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2015, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of Canyon Value Realization Fund, LP and SummerHaven Commodity Offshore Fund, Ltd. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP and 5% of SummerHaven Commodity Offshore Fund, Ltd. to be illiquid in accordance with procedures approved by the TIP board of trustees. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Private Investment Funds	Investment Strategy	Date of Acquisition	Cost	Value
Canyon Value Realization Fund, LP	Multi-Strategy	12/31/97 – 04/03/06	$23,797,936	$73,498,147
Convexity Capital Offshore, LP	Relative Value	02/16/06 – 04/01/13	72,000,000	56,900,349
Farallon Capital Institutional Partners, LP	Multi-Strategy	04/01/95 – 04/01/13	117,746,138	180,619,171
Hudson Bay International, Ltd.	Relative Value	07/01/14	157,514,251	149,001,817
Lansdowne Developed Markets Fund, Ltd.	Long-Short Global	06/01/06 – 04/01/13	96,049,493	179,081,853
Latimer Light Partners, LP	Long-Short Global	10/01/15	40,000,000	38,447,248
Lone Cascade, LP, Class J	Global Equity	01/03/12 – 01/01/13	17,456,184	28,355,546
OZ Domestic Partners, LP	Multi-Strategy	09/30/03	782,078	482,788
QVT Onshore, LP	Multi-Strategy	03/01/12	29,980,949	39,842,622
SummerHaven Commodity Offshore Fund, Ltd.	Commodity Futures	09/30/14 – 11/14/14	139,506,735	108,937,009
				855,166,550
Disputed Claims Receipt
AMR Corp.		12/09/13	—	426,928
Total (17.7% of Net Assets)				$855,593,478
(k)	Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

See accompanying Notes to Financial Statements.

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TIFF Multi-Asset Fund
Statement of Assets and Liabilities

December 31, 2015
Assets
Investments in securities, at value (cost: $4,518,511,089)	$4,612,591,586
Repurchase agreements (cost: $188,972,344)	188,972,344
Total investments (cost: $4,707,483,433)	4,801,563,930
Cash	185,936
Cash denominated in foreign currencies (cost: $85,407,752)	82,107,142
Total Cash	82,293,078
Deposits with brokers for securities sold short	69,620,640
Swap contracts, at value	12,031
Receivables:
Investment securities sold	13,183,635
Dividends and tax reclaims	5,937,215
Interest	1,261,045
Prepaid expenses	67,748
Total Assets	4,973,939,322
Liabilities
Securities sold short, at value (proceeds: $94,825,311)	93,221,012
Foreign currencies sold short, at value (proceeds $29,464,312)	28,892,409
Due to broker for futures variation margin	1,561,237
Swap contracts, at value	441,105
Payables:
Money manager fees	6,649,229
Investment securities purchased	2,254,396
Accrued expenses and other liabilities	1,825,848
Investment advisory and administrative fees	964,389
Dividends and interest on securities sold short	442,031
Total Liabilities	136,251,656
Net Assets	$4,837,687,666
Shares Outstanding (unlimited authorized shares, par value $0.001)	339,367,799
Net Asset Value Per Share	$14.25
Net Assets Consist of:
Capital stock	$4,974,329,402
Distributions in excess of net investment income	(139,286,384)
Accumulated net realized loss on investments	(89,855,017)
Net unrealized appreciation on investments and foreign currencies	92,499,665
$4,837,687,666

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Operations

Year Ended December 31, 2015
Investment Income
Dividends (net of foreign withholding taxes of $3,416,490)	$77,409,713
Interest	6,116,204
Total Investment Income	83,525,917
Expenses
Money manager fees	23,136,664
Investment advisory fees	11,290,953
Fund administration fees	5,338,817
Dividends and interest on securities sold short	4,449,440
Administrative fees	1,098,995
Professional fees	476,473
Chief compliance officer fees	197,995
Interest (Note 7)	117,857
Miscellaneous fees and other	328,981
Total Expenses	46,436,175
Net Investment Income	37,089,742
Net Realized Gain (Loss) from:
Investments (net of foreign withholding taxes on capital gains of $115,329)	171,100,233
Securities sold short	(5,716,169)
Swap contracts	(14,583,748)
Financial futures contracts	6,630,113
Forward currency contracts and foreign currency-related transactions	(1,457,850)
Net Realized Gain	155,972,579
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(273,492,937)
Net Realized and Unrealized Loss on Investments and Foreign Currencies	(117,520,358)
Net Decrease in Net Assets Resulting from Operations	$(80,430,616)

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets From Operations
Net investment income	$37,089,742	$31,086,490
Net realized gain (loss) on investments and foreign currencies	155,972,579	350,512,676
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(273,492,937)	(329,586,481)
Net Increase (Decrease) in Net Assets Resulting from Operations	(80,430,616)	52,012,685
Distributions
Return of capital	(33,800,548)	—
From net investment income	(70,719,253)	(40,216,890)
From net realized gains	(171,416,627)	(365,201,808)
Decrease in Net Assets Resulting from Distributions	(275,936,428)	(405,418,698)
Capital Share Transactions
Proceeds from shares sold	193,844,603	338,228,844
Proceeds from distributions reinvested	165,935,356	274,089,568
Entry/exit fees	5,615,932	3,084,608
Cost of shares redeemed	(928,658,898)	(275,439,958)
Net Increase (Decrease) From Capital Share Transactions	(563,263,007)	339,963,062
Total Increase (Decrease) in Net Assets	(919,630,051)	(13,442,951)
Net Assets
Beginning of year	5,757,317,717	5,770,760,668
End of year	$4,837,687,666	$5,757,317,717
Including distributions in excess of net investment income	$(139,286,384)	$(118,798,171)
Capital Share Transactions (in shares)
Shares sold	12,539,747	20,795,529
Shares reinvested	11,398,382	17,736,438
Shares redeemed	(60,665,002)	(17,233,959)
Net Increase (Decrease)	(36,726,873)	21,298,008

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Cash Flows

Year Ended December 31, 2015
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$(80,430,616)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(3,085,548,976)
Investments sold	3,357,309,992
Purchases to cover securities sold short	(135,669,611)
Securities sold short	106,062,621
(Purchase)/Sale of short term investments, net	690,013,625
Amortization (accretion) of discount and premium, net	4,804,479
(Increase)/decrease in deposit with brokers for securities sold short	48,159,198
(Increase)/decrease in due from broker for futures variation margin	1,351,496
(Increase)/decrease in unrealized appreciation on forward currency contracts	222,072
(Increase)/decrease in interest receivable	1,338,698
(Increase)/decrease in receivable for dividends and tax reclaims	(1,181,367)
(Increase)/decrease in prepaid expenses	(67,748)
Increase/(decrease) in payable for foreign currencies sold short	11,630,604
Increase/(decrease) in payable for money manager fees	1,143,685
Increase/(decrease) in dividends and interest for securities sold short	(10,769)
Increase/(decrease) in accrued expenses and other liabilities	(2,677,593)
Increase/(decrease) in payable for investment advisory and administrative fees	(149,172)
Net realized (gain) loss from investments	(165,384,064)
Net change in unrealized (appreciation) depreciation on investments	274,094,058
Net cash provided by (used in) operating activities	1,025,010,612
Cash flows provided by (used in) financing activities
Distributions paid to shareholders	(110,001,072)
Proceeds from shares sold	198,078,665
Payment for shares redeemed	(1,011,180,477)
Increase (decrease) in reverse repurchase agreements	(61,059,976)
Net cash provided by (used in) financing activities	(984,162,860)
Net increase (decrease) in cash	40,847,752
Cash at beginning of year	41,445,326
Cash at end of year	$82,293,078
Non cash financing activities not included herein consist of reinvestment of distributions of:	$165,935,356
Interest paid:	$(119,044)

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

1.  Organization

TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2015, TIP consisted of two mutual funds, TIFF Multi-Asset Fund (“MAF” or the “fund”) and TIFF Short-Term Fund (“STF”), each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to MAF.

Investment Objective

The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

2.  Summary of Significant Accounting Policies

The fund operates as a diversified investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and OTC options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value. The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP board of trustees.

The fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally securities for which market quotations are not readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The TIP board of trustees has approved valuation procedures pursuant to which

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

MAF values its interests in private investment funds at “fair value.” If a private investment fund does not provide a value to MAF on a timely basis, MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable.

Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by TIP’s board of trustees. Such procedures use fundamental valuation methods, which may include, but are not limited to, the analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Fair value is defined as the price that the fund could reasonably expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

The following is a summary of the inputs used as of December 31, 2015, in valuing the fund’s assets and liabilities carried at fair value:

TIFF Multi-Asset Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*+	$1,567,289,929	$1,425,984,492	$—	$2,993,274,421
Participation Notes*	—	6,529,495	—	6,529,495
Convertible Bonds	—	723,840	—	723,840
Corporate Bonds	—	391,500	—	391,500
Asset-Backed Securities	—	36,124,064	—	36,124,064
Mortgage-Backed Securities	—	75,496,499	—	75,496,499
US Treasury Bonds/Notes	377,330,599	—	—	377,330,599
Exchange-Traded Funds and Mutual Funds	135,485,858	—	—	135,485,858
Private Investment Funds	—	—	855,166,550	855,166,550
Publicly Traded Limited Partnerships	5,693,176	—	—	5,693,176
Preferred Stocks*	2,239,300	20,235,781	—	22,475,081
Rights	—	108,907	—	108,907
Disputed Claims Receipt			426,928	426,928
Warrants	2,971,258	24,797	—	2,996,055
Short-Term Investments	289,340,957	—	—	289,340,957
Total Investments in Securities	2,380,351,077	1,565,619,375	855,593,478	4,801,563,930
Financial Futures Contracts – Interest Rate Risk	3,523	—	—	3,523
Financial Futures Contracts – Equity Risk	1,338,444	—	—	1,338,444
Swap Contracts – Equity Risk	—	12,031	—	12,031
Total Other Financial Instruments	1,341,967	12,031	—	1,353,998
Total Assets	$2,381,693,044	$1,565,631,406	$855,593,478	$4,802,917,928

Liabilities
Common Stocks Sold Short*	$(54,019,999)	$(39,201,013)	$—	$(93,221,012)
Financial Futures Contracts – Interest Rate Risk	(108,072)	—	—	(108,072)
Financial Futures Contracts – Foreign Currency Risk	(1,163,151)	—	—	(1,163,151)
Swap Contracts – Equity Risk	—	(441,105)	—	(441,105)
Total Other Financial Instruments	(1,271,223)	(441,105)	—	(1,712,328)
Total Liabilities	$(55,291,222)	$(39,642,118)	$—	$(94,933,340)
*	Securities categorized as Level 2 primarily include listed foreign equities whose values have been adjusted with factors to reflect changes to foreign markets after market close.
+	There are securities in this category that have a market value of zero and are categorized as Level 3.

The fund recognizes transfers into and transfers out of the valuation levels at the beginning of the reporting period. The fund had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2015.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/15 for the period ended 12/31/15
Common Stocks*	$538,867	$—	$—	$—	$—	$—	$—	$538,867	$—	$—
Disputed Claims Receipt	—	—	—	(111,939)	—	—	538,867	—	426,928	(111,939)
Private Investment Funds	992,325,280	—	25,579,894	(37,227,608)	40,000,000	(165,511,016)	—	—	855,166,550	(24,731,445)
Corporate Bond*	—	—	(213,716)	213,716	—	—	—	—	—	—
Total	$992,864,147	$—	$25,366,178	$(37,125,831)	$40,000,000	$(165,511,016)	$538,867	$538,867	$855,593,478	$(24,843,384)
*	There are Common Stocks and Corporate Bonds categorized as Level 3 that have a market value of zero.

Securities designated as Level 3 in the fair value hierarchy are valued using methodologies and procedures established by the TIP board of trustees, and the TIP valuation committee, which was established to serve as an agent of the board of trustees. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TIP valuation committee.

The TIP valuation committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TIP valuation committee meetings, which are provided to the TIP board of trustees on a quarterly basis.

The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:

Common Stocks, Corporate Bonds and Disputed Claims Receipt.  Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the TIP board of trustees. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TIP valuation committee reviews the valuations in light of current information available about the issuer, security or market trends to adjust the pricing models, if deemed necessary.

Private Investment Funds.  Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. In most cases, values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TIP valuation committee upon review of information provided by the private investment fund. On a quarterly basis, the TIP valuation committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices or exchange-traded funds used in the pricing models as necessary.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

The valuation techniques and significant observable inputs used in recurring Level 3 fair value measurements of assets were as follows:

As of December 31, 2015	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average
Common Stocks	$—	Last market price	Discount(%)	100%	100%
Disputed Claims Receipt	426,928	Corporate action model	Future claim awards	—	—
Private Investment Funds	855,166,550	Adjusted net asset value	Manager estimates	(4.52)% – 0.59%	(0.28)%
			Market returns*	(1.15)% – 1.11%	(0.49)%

*	Weighted by estimated exposure to chosen indices or exchange-traded funds.

The following are descriptions of the sensitivity of the Level 3 reoccurring fair value measurements to changes in the significant unobservable inputs presented in the table above:

Common Stocks and Disputed Claims Receipt.  The methodology and unobservable inputs in the above chart reflect the methodology and significant unobservable inputs of securities held at period end. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk. An increase (decrease) in the discount would result in a lower or higher fair value measurement.

Private Investment Funds.  The range of manager estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at period end. A significant increase (decrease) in the estimates received from the manager of the private investment funds would result in a significantly higher or lower fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher or lower fair value measurement.

The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or “gating” provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.

	Fair Value	Redemption Frequency	Redemption Notice Period
Multi-Strategy (a) (b)	$294,442,728	daily, quarterly, annually	2 – 65 days
Long-Short Global (c)	217,529,101	quarterly, semi-annually, 3 year rolling	45 – 90 days
Relative Value (d)	205,902,166	quarterly	65 – 90 days
Commodity Futures (e)	108,937,009	daily	1 day
Global Equity (f)	28,355,546	quarterly	30 days
Total	$855,166,550
(a)	This strategy entails the construction of portfolios primarily comprising capital allocated to various strategies based on risk and return profiles.
(b)	This strategy includes $482,788 of illiquid investments in liquidation. The fund expects to receive distributions on a bi-monthly basis over the next one to three years.
(c)	This strategy entails the construction of portfolios primarily comprising long and short positions in global common stocks.
(d)	This strategy entails the construction of portfolios seeking to exploit price differences between similar securities through both long and short positions.
(e)	This strategy entails the construction of portfolios that seek exposure to the commodities markets primarily through futures contracts.
(f)	This strategy entails the construction of portfolios primarily comprising long positions in global common stocks.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-
backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Inflation (deflation) adjustments on inflation-protected securities are included in interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2012 - December 31, 2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Expenses

Expenses directly attributable to MAF are charged to the fund’s operations; expenses that are applicable to all TIP funds are allocated based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the fund’s policy to declare dividends from net investment income quarterly and distributions from capital gains at least annually.

MAF has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of the fund’s net assets in the form of dividends and distributions each year. Pursuant to this policy, the fund may make distributions that are ultimately characterized as return of capital.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date;
(ii)	purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net realized and unrealized foreign currency gain or loss is included in the Statement of Operations.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the assets of the fund, less its liabilities, by the number of outstanding shares of the fund.

3.  Derivatives and Other Financial Instruments

During the year ended December 31, 2015, the fund invested in derivatives, such as but not limited to futures and total return swaps for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS’s or the money manager’s ability to predict and understand relevant market movements.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including futures contracts and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

Financial Futures Contracts

The fund uses futures contracts primarily in three ways: (1) to gain long-term exposures, both long and short, to the total returns of broad equity indices, primarily in developed markets; (2) to gain long-term exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund’s fixed income holdings to targeted levels. While trades here may be opportunistic in order to rebalance or otherwise adjust the fund’s exposures, generally the fund’s holdings of futures at the end of the year are indicative of the types, number, and magnitude of positions held throughout the year. The fund’s trading in futures tends to be centered around the quarterly roll periods and within the duration-hedging activities.

Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

Swap Contracts

The fund uses swaps primarily in two ways: (1) to gain long-term exposures, both long and short, to the total returns of broad equity indices; and (2) to gain short- or long-term exposure, both long and short, to the total returns of individual stocks and bonds. While swaps falling into the first category are often held for multiple quarters, if not years, swaps in the second category can at times be held for shorter time periods or adjusted frequently based on the managers’ evolving views of the expected risk/reward of the trade. The fund’s holdings of swaps at the end of the year are indicative of the types of positions held throughout the year.

Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a Futures Commission Merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. This risk will be greater if an independent amount applies.

Cleared swaps are subject to mandatory central clearing. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. Swap contracts may also involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.

Equity or Total Return Swaps.  An equity swap or total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. Similarly, such payments may be based on the performance of an index. In return the other party would make payments, typically at a spread to a floating rate, calculated based on the notional amount.

Options

The fund generally uses options to hedge a portion (but not all) of the downside risk in its long or short equity positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a security. When writing a put option, the risk to the fund is equal to the notional value of the position. The fund did not hold options during the reporting year.

Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.

As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.

As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.

The fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option, any underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.

When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counter-parties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.

Forward Currency Contracts

The fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements. The fund’s holdings of forward currency contracts at the end of the year are indicative of the types of positions held throughout the year.

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Selling

The fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The cash is retained by the fund’s broker as collateral for the short position. The fund must also post an additional amount of margin of 50% of the

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

value of the short sale. Additional margin may be required as the value of the borrowed security fluctuates. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.

In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Interest Only Securities

The fund invests in interest only securities (“IOs”), which entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. With respect to mortgage-backed IOs, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

Derivative Disclosure

The fund is a party to agreements which include netting provisions or other similar arrangements. While the terms and conditions of these agreements may vary, all transactions under each such agreements constitute a single contractual relationship, and each party’s obligation to make any payments, deliveries, or other transfers in respect of any transaction under such agreement may be applied against the other party’s obligations under such agreement and netted. A default by a party in performance with respect to one transaction under such an agreement would give the other party the right to terminate all transactions under such agreement and calculate one net amount owed from the defaulting party to the other. The fund is required to disclose positions held at year-end that were entered into pursuant to agreements that allow the fund to net the counterparty’s obligations against those of the fund in the event of a default by the counterparty.

At December 31, 2015, the fund’s derivative assets and liabilities (by contract type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Warrants	$2,996,055	$—
Swap Contracts	12,031	(441,105)
Financial Futures Contracts	1,341,967	(1,271,223)
Total derivative assets and liabilities	4,350,053	(1,712,328)
Derivatives not subject to a netting provision or similar arrangement	4,338,022	(1,271,223)
Total assets and liabilities subject to a netting provision or similar arrangement	$12,031	$(441,105)

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

The following table presents the fund’s derivative assets net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) received by the fund as of December 31, 2015:

Counterparty	Derivative Assets Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Swaps
Bank of America Merrill Lynch	$12,031	$(12,031)	$—	$—
Total	$12,031	$(12,031)	$—	$—

The following table presents the fund’s derivative liabilities net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) pledged by the fund as of December 31, 2015:

Counterparty	Derivative Liabilities Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Swaps
Bank of America Merrill Lynch	$(441,105)	$12,031	$429,074	$—	(a)
Total	$(441,105)	$12,031	$429,074	$—
(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments grouped by contract type and primary risk exposure category, as of December 31, 2015. These derivatives are not accounted for as hedging instruments. The period-end notional amounts disclosed in the Schedule of Investments are representative of the fund’s derivative activity throughout the reporting period.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2015, grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Asset Derivatives
Rights	Investments, at value	$—	$—	$108,907	$108,907
Warrants	Investments, at value	—	—	2,996,055	2,996,055
Swap Contracts	Swap contracts, at value	—	—	12,031	12,031
Financial Futures Contracts	Variation margin*	3,523	—	1,338,444	1,341,967
Total Value – Assets		$3,523	$—	$4,455,437	$4,458,960
Liability Derivatives
Swap Contracts	Swap contracts, at value	—	—	(441,105)	(441,105)
Financial Futures Contracts	Variation margin*	(108,072)	(1,163,151)	—	(1,271,223)
Total Value – Liabilities		$(108,072)	$(1,163,151)	$(441,105)	$(1,712,328)
*	Cumulative appreciation (depreciation) of futures contracts is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the period ended December 31, 2015, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Realized Gain (Loss)
Rights	Net realized gain (loss) from Investments	$—	$—	$(67,187)	$(67,187)
Warrants	Net realized gain (loss) from Investments	—	—	266,568	266,568
Swap Contracts	Net realized gain (loss) from Swaps contracts	—	—	(14,583,748)	(14,583,748)
Forward Currency Contracts	Net realized gain (loss) from Forward currency contracts	—	238,144	—	238,144
Financial Futures Contracts	Net realized gain (loss) from Financial futures contracts	(4,184,933)	2,191,050	8,623,996	6,630,113
Total Realized Gain (Loss)		$(4,184,933)	$2,429,194	$(5,760,371)	$(7,516,110)

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2015, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Rights	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	$—	$—	$108,907	$108,907
Warrants	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	—	—	(310,685)	(310,685)
Swap Contracts	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	—	—	2,483,816	2,483,816
Forward Currency Contracts	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	—	(222,072)	—	(222,072)
Financial Futures Contracts	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	3,312,007	(2,281,820)	1,615,451	2,645,638
Total Change in Appreciation (Depreciation)		$3,312,007	$(2,503,892)	$3,897,489	$4,705,604

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

4.  Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates

TIP’s board of trustees has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.25%
On the next $1 billion	0.23%
On the next $1 billion	0.20%
On the remainder (> $3 billion)	0.18%

TIP’s board of trustees has approved money manager agreements with each of the money managers. Certain money managers will receive annual management fees equal to a stated percentage of the value of fund assets under management by such money manager that is adjusted upward or downward, usually proportionately, to reflect actual investment performance over the applicable time period relative to a chosen benchmark rate of return or is otherwise based on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management by such money manager with a single rate or on a descending scale. Money managers who provided services to the fund and their fee terms during the year ended December 31, 2015, were as follows:

	Minimum	Maximum
AJO, LP (a)	0.10%	0.50%
AJO, LP – EM (a)	0.00%	1.62%
Amundi Smith Breeden LLC – Beta (b)	0.02%	0.03%
Amundi Smith Breeden LLC – High Alpha (c)	0.25%	(c)
Amundi Smith Breeden LLC – Low Alpha (a)	0.10%	0.85%
Brookfield Investment Management Inc. (a)	0.50%	2.50%
Fundsmith, LLP (b)	0.90%	0.90%
Glenhill Capital Advisors, LLC (d)	0.65%	(d)
Hosking Partners LLP (e)	0.28%	(e)
Kopernik Global Investors, LLC (b)	0.50%	0.65%
Lansdowne Partners (UK) LLC (b)	0.80%	0.80%
Marathon Asset Management, LLP – EM (f)	0.35%	(f)
Marathon Asset Management, LLP – EAFE (a)	0.15%	1.60%
Mission Value Partners, LLC (g)	0.25%	(g)
Mondrian Investment Partners Limited (b)	0.30%	0.43%
Shapiro Capital Management LLC (a)	0.50%	0.95%
Southeastern Asset Management, Inc. (b)	0.75%	0.75%
(a)	Money manager receives a fee that is based on performance.
(b)	Money manager receives a fee that is based on assets under management, irrespective of performance. For those money managers whose fee agreements include breakpoints, the minimum and maximum reflect the last level and the first level of the breakpoints, respectively.
(c)	Amundi Smith Breeden High Alpha Account’s compensation entails an asset-based fee schedule with breakpoints of 0.30% and 0.25%, and a performance fee, pursuant to which Amundi Smith Breeden will receive up to 10% of a performance accrual account which accumulates 20% of the net appreciation or depreciation earned over a specific hurdle generated by the portfolio for each calendar month.
(d)	Glenhill’s compensation entails an asset-based fee schedule with breakpoints between 0.75% and 0.55%, and a performance fee, pursuant to which Glenhill will receive 15% of the amount of appreciation generated by the portfolio over a specified hurdle, subject to a high-water mark.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015
(e)	Currently Hosking’s compensation entails an asset-based fee of 0.28%, and a performance fee, pursuant to which Hosking will receive 18% of the amount by which the annualized return generated by the portfolio exceeds that of a specified benchmark, measured over a rolling sixty month period, multiplied by the average daily net asset value of the portfolio over the same sixty month period. Prior to August 1, 2015, compensation entailed an asset-based fee schedule with break points of 0.33% and 0.28% and a performance fee of 20%.
(f)	Marathon’s compensation for its EM account entails an asset based fee of 0.35% per year and a performance fee, pursuant to which Marathon will receive 20% of the amount by which the annualized return generated by the portfolio exceeds that of a specified benchmark, measured over a rolling thirty-six month period, multiplied by the average net asset value of the portfolio over the same thirty-six month period, subject to a high-water mark.
(g)	Mission Value Partners’ compensation entails an asset-based fee schedule with breakpoints between 1.00% and 0.25%, and a performance fee. For the performance fee, Mission Value Partners will receive the lesser of (i) 10% of the amount by which the annualized return generated by the portfolio exceeds that of a specified benchmark plus a spread, measured over a rolling thirty-six month period, or (ii)1.00%, multiplied by the average daily net asset value of the portfolio over the same thirty-six month period.

With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses, including its share of the management and performance fees, if any, charged by such entity. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and the money managers.

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TAS provides certain administrative services to the fund under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

TIP has designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets.

TIP’s board of trustees, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board of trustees, received compensation of $47,864 from MAF for the year ended December 31, 2015, for service as independent chair. As of December 31, 2015, $12,284 remained payable on the Statement of Assets and Liabilities.

5.  Investment Transactions

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2015, were as follows:

	Purchases	Sales
Non-US Government Securities	$2,768,237,521	$2,808,069,902
US Government Securities	$310,590,192	$603,987,076

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

6.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) on investment securities, other than proceeds from securities sold short, at December 31, 2015, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
$513,738,191	$(648,026,934)	$(134,288,743)	$4,935,852,672

The difference between the tax cost of investments and the cost of investments for US GAAP purposes is primarily due to the tax treatment of wash sale losses, income/losses from underlying partnerships, distributions from real estate investment trusts and marked-to-market of investments in passive foreign investment companies.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital account based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2015, the fund made the following reclassifications primarily due to foreign currency gains/(losses), swap gains/(losses), and the tax treatment of investments in real estate investment trusts, passive foreign investment companies, investment partnerships, and regulated investment companies:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$13,141,298	$(13,132,053)	$(9,245)

At December 31, 2015, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, partnership income, passive foreign investment companies, financial futures transactions, and forward currency contracts.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation) (a)
$ —	$ —	$ —	$(136,641,736)
(a)	Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.

The amount and character of tax basis distributions paid during the years ended December 31, 2015 and December 31, 2014, are detailed below. Certain differences exist from the amounts reflected in the fund’s Statement of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.

2015				2014
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$95,211,799	$146,924,081	$33,800,548	$275,936,428	$136,978,211	$268,440,487	$—	$405,418,698

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

7.  Repurchase and Reverse Repurchase Agreements

The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest.

In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest. Certain transactions are not considered to be collateralized fully either because the value of the securities received from the counterparty is less than the repurchase price thereof or the fund elects to use the securities received for another purpose and therefore does not maintain a perfected security interest in the securities.

If the counterparty defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the fund may incur a loss upon their disposition. In addition, although the Bankruptcy Code provides protection for most repurchase agreements (generally, those that are collateralized fully), in the event that the other party to a repurchase agreement becomes bankrupt, the fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert this right. In addition, to the extent that the value of the securities received from the counterparty on a repurchase transaction is less than the repurchase price, the fund may suffer a loss of that amount in the event of the bankruptcy of the counterparty. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying securities.

The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. As of December 31, 2015, there were no open reverse repurchase agreements.

For the year ended December 31, 2015, the average balance outstanding was $47,753,575 and the average interest rate was 0.24%.

The following table presents the fund’s repurchase agreements net of amounts available for offset and net of the related collateral received as of December 31, 2015:

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral	Net Amount
Fixed Income Clearing Corp.	$188,972,344	$—	$(188,972,344)	$—
Total	$188,972,344	$—	$(188,972,344)	$—

Please see Note 3, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2015

8.  Capital Share Transactions

While there are no sales commissions (loads) or 12b-1 fees, MAF assesses entry and exit fees of 0.50% of capital invested or redeemed. These fees, which are paid to the fund directly, not to TAS or other vendors supplying services to the fund, are designed, in part, to protect non-transacting members from bearing the transaction costs, including market impact, that may arise from a transacting member’s purchases, exchanges, and redemptions of MAF shares. They are also designed to encourage investment only by members with a long-term investment horizon. Further, they are designed to discourage market timing or other inappropriate short-term trading by members. The entry and exit fees are assessed irrespective of the length of time a member’s shares are held. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the purchase or redemption will not result in significant transaction costs for the fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the fund and included in proceeds from shares sold or deducted from distributions for redemptions.

9.  Concentration of Risks

MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund engages multiple external money managers, each of which manages a portion of the fund’s assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The fund invests in asset-backed and mortgage-backed securities. These investments may involve credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic conditions.

10.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
TIFF Investment Program

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Multi-Asset Fund (one of the series constituting TIFF Investment Program) (the “Fund”) as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIFF Multi-Asset Fund (one of the series constituting TIFF Investment Program) at December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 29, 2016

TIFF Multi-Asset Fund	December 31, 2015
Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the SEC’s website at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org. Certain portfolio holdings on the TIFF website may be reported in the aggregate, rather than on an individual basis, or otherwise in an abbreviated format.

Tax Information Notice

For federal income tax purposes, the following information is furnished with respect to the distributions of MAF, if any, paid during the taxable year ended December 31, 2015.

Qualified dividend income of $51,356,503 represents distributions paid from investment company taxable income for the year ended December 31, 2015, which may be subject to a maximum tax rate of 20%, for those members subject to federal income taxation on fund distributions, as provided for by the American Taxpayer Relief Act of 2012. The distributions paid represent the maximum amount that may be considered qualified dividend income.

TIFF Multi-Asset Fund	December 31, 2015
Approval of Money Manager Agreements (Unaudited)

Approval of Money Manager Agreements

During an in-person meeting held on September 9, 2015, the board of trustees of TIP, all of whom are not “interested persons” of TIP (the “Board” or “trustees”), as that term is defined in the 1940 Act, evaluated and approved on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”) (i) a money manager agreement between TIP and Fundsmith, LLP (“Fundsmith”), a new money manager managing assets on behalf of Multi-Asset Fund; (ii) an amended and restated money manager agreement with AJO, LP (“AJO”), an existing money manager; (iii) an amendment to the money manager agreement and fee schedule with Hosking Partners LLP (“Hosking”), an existing money manager; and (iv) a new money manager agreement with Amundi Smith Breeden, LLC (“Amundi Smith Breeden”), an existing money manager.

Approval of New Money Manager Agreement with Fundsmith, LLP

At the meeting held on September 9, 2015, the trustees evaluated and approved a new money manager agreement (the “money manager agreement”) with Fundsmith, a new money manager managing assets on behalf of Multi-Asset Fund, which became effective on September 30, 2015.

In considering the money manager agreement with Fundsmith for Multi-Asset Fund, the Board requested and considered a wide range of information from TIFF Advisory Services, Inc. (“TAS” or the “adviser”) and Fundsmith in advance of the meeting. The Board considered information regarding Fundsmith’s personnel and services, investment strategies and philosophies, portfolio management, potential portfolio holdings, and fees and expenses. The Board also considered the performance of other accounts that had been managed by Fundsmith’s investment professionals both during their time at Fundsmith and with their previous employers. Information about Fundsmith’s proposed brokerage practices was also provided, including proposed allocation methodologies and best execution policies. In addition, the Board considered information with respect to the compliance and administration of Fundsmith, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Fundsmith.

The Board also considered a memorandum from its independent counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the Board should consider in its evaluation of the money manager agreement. The Board also reviewed Fundsmith’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement, as well as responses to additional questions posed by the Board regarding Fundsmith’s expected investment opportunities and strategies, performance benchmarks, investment professionals, “key man” risk, and proposed fee schedule.

The Board considered a number of additional factors in evaluating the money manager agreement with Fundsmith on behalf of Multi-Asset Fund. The Board considered information describing the anticipated impact of adding Fundsmith as a money manager to Multi-Asset Fund; the advisory services Fundsmith was expected to provide to the Fund; the potential benefits of including Fundsmith as a money manager to the Fund; and other information deemed relevant. The potential benefits of adding Fundsmith as a money manager of Multi-Asset Fund were identified as: (1) the addition of an intuitive and well-defined investment strategy of allocating capital to high-quality and predictable businesses in stable sectors; (2) active management style with daily liquidity; (3) low turnover approach to trading; and (4) performance records achieved by other accounts managed by Fundsmith’s investment professionals and their reputations and experience in the industry. The Board noted certain risks, including recent positive performance of the sector/style; the decentralized structure of the small investment team; and significant asset growth since the launch of the strategy.

TIFF Multi-Asset Fund	December 31, 2015

Approval of New Money Manager Agreement with Fundsmith, LLP (continued)

The Board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with Fundsmith. The Board did not specifically consider the profitability of Fundsmith expected to result from its relationship with the Fund because Fundsmith is not affiliated with TAS or TIP except by virtue of serving as a money manager, and the fees to be paid to Fundsmith were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation on the material factors presented to it at the meeting and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by Fundsmith in connection with providing services to the Fund; (3) the nature, quality, and extent of the services expected to be performed by Fundsmith; and (4) the expected effects of adding Fundsmith as a money manager of Multi-Asset Fund. The Board considered the experience of Fundsmith’s investment personnel. The Board also noted that the proposed management fee did not include breakpoints but was comparable to other global long-only equity managers and was consistent with the terms Fundsmith offered to other investors.

In arriving at its decision to approve the money manager agreement with Fundsmith, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the money manager agreement with Fundsmith for Multi-Asset Fund. Prior to a vote being taken, the Board met separately in executive session to discuss the appropriateness of the agreement and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the money manager agreement with Fundsmith was reasonable, fair, and in the best interests of the Fund and its members, and that the fees provided in the agreement were fair and reasonable and, therefore, approving the money manager agreement with Fundsmith was desirable and in the best interests of Multi-Asset Fund and its members.

Approval of Amended and Restated Money Manager Agreement with AJO, LP

During the in-person meeting held on September 9, 2015, TAS recommended that the Board evaluate and approve an amended and restated money manager agreement (the “amended agreement”) to enable AJO to manage a new emerging markets investment mandate for Multi-Asset Fund, effective September 23, 2015.

In considering the amended agreement with AJO for Multi-Asset Fund, the trustees noted that in connection with their annual review of TIP’s investment advisory arrangements and fees (the “Annual Review”) on June 25-26, 2015, they had approved the continuance of the previous agreement between TIP, on behalf of Multi-Asset Fund, and AJO for another one-year term commencing July 1, 2015. In connection with the Annual Review, the Board requested and considered a wide range of information of the type they regularly consider when determining whether to continue the Fund’s money manager agreements as in effect from year to year. TAS staff indicated at the Annual Review that it was considering AJO for an emerging markets mandate and that additional information would be provided at a subsequent meeting. A discussion of the Board’s consideration of the previous agreement with AJO at the Annual Review is included in TIP’s semi-annual report for the period ended June 30, 2015.

In approving the amended agreement at the September 9, 2015 meeting, the Board considered the information provided and the factors considered in connection with the review of the previous agreement at the Annual Review, as well as such other information as the Board considered appropriate. The Board also considered a memorandum and related materials from TAS and a memorandum from its independent counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the Board should consider in its evaluation of the amended agreement. The Board noted that TAS recommended the addition of a new small-cap emerging market equities mandate as an opportunity to

TIFF Multi-Asset Fund	December 31, 2015

Approval of Amended and Restated Money Manager Agreement with AJO, LP (continued)

diversify Multi-Asset Fund’s existing fundamental, long-oriented emerging market equity managers and to replace passive emerging-market exposure in the Fund with active management.

The Board considered a number of additional factors in evaluating the amended agreement with AJO. The Board considered information deemed relevant, including the memorandum from TAS explaining the proposed addition of the emerging markets account, why AJO’s quantitative investing approach was attractive, and information related to the key differences between the broader emerging markets sector and the emerging markets small-cap sector, including geographic revenue drivers and relevant index performance. The trustees took into account that, due to the strategies’ inception date of January 2013, the performance track records of AJO’s emerging market strategies were fairly limited. However, the Board noted that performance has been good in both absolute and relative terms against the benchmark and peer universes. The trustees also considered the other revisions to the amended agreement, which were made in order to conform the amended agreement to the Fund’s current standard form of money manager agreement. The Board also noted the information received at regular meetings throughout the year related to the services rendered by AJO concerning the management of Multi-Asset Fund’s portfolio. The Board’s evaluation of the services provided by AJO took into account the board’s knowledge and familiarity gained as Board members regarding the scope and quality of AJO’s investment management capabilities. The Board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by AJO. Consistent with the approach taken by the Board at the Annual Review, the Board did not specifically consider the profitability or expected profitability of AJO resulting from its relationship with Multi-Asset Fund because AJO is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to AJO were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation on the material factors presented to it at the Annual Review and at the meeting held on September 9, 2015, and discussed above, including: (1) the terms of the previous agreement and the amended agreement; (2) the reasonableness of AJO’s fees in light of the nature and quality of the services provided and any additional benefits received by AJO in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services performed and expected to be performed by AJO; (4) the overall organization, skills, and experience of AJO; and (5) the contribution and expected contribution of AJO towards the overall performance of Multi-Asset Fund. The Board also considered the fact that, because the Fund is an existing client of AJO, it would receive a discount on the proposed fee. Further, the Board considered AJO’s skills and experience in managing emerging market mandates and portfolios similar in nature to the proposed new emerging markets account. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward past and future long-term considerations.

After carefully considering the information summarized above and all factors deemed to be relevant, the trustees unanimously voted to approve the amended agreement with AJO. Prior to a vote being taken to approve the amended agreement, the trustees met separately in executive session to discuss the appropriateness of the amended agreement and other considerations. In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the amended agreement with AJO was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amended agreement were fair and reasonable.

TIFF Multi-Asset Fund	December 31, 2015

Approval of the Amendment to the Money Manager Agreement and Fee Schedule with Hosking Partners LLP

At the meeting held on September 9, 2015, the Board evaluated and approved an amendment to the money manager agreement and fee schedule with Hosking, which included a reduction in both the asset based fee and the performance fee and also changed the benchmark used for the calculation of the performance fee to a blended benchmark. The proposed changes required that the Board consider and approve an amendment to the existing money manager agreement between Multi-Asset Fund and Hosking (the “amendment”), which would be applied with effect from August 1, 2015.

In considering the amendment with Hosking for Multi-Asset Fund, the trustees requested and considered information from TAS and Hosking received in advance of the meeting. Hosking had proposed a reduction in the base fee and the performance fee it receives pursuant to the existing money manager agreement initially approved at the March 30, 2015, meeting (the “initial approval”). In connection with the initial approval, the Board requested and considered a wide range of information of the type it regularly considers when determining whether to approve a new money manager agreement. The Board took into account Hosking’s representations that it proposed the reduction in order to bring Multi-Asset Fund’s fees to the same levels paid by a new client of Hosking and that there would be no change to the nature, quality, or extent of investment advisory services to be provided by Hosking, as well as the information provided and the factors considered in connection with the initial approval. It was noted that Hosking had been managing assets for Multi-Asset Fund for just a short period of time but TAS staff and the Board continued to have confidence in Hosking’s capabilities and in the services expected to be provided by Hosking. Consistent with the approach taken by the Board in respect of the initial approval, the Board did not specifically consider the profitability or expected profitability of Hosking resulting from its relationship with Multi-Asset Fund because Hosking is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Hosking were negotiated on an arm’s length basis in a competitive market place.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the amendment with Hosking for Multi-Asset Fund. Prior to a vote being taken, the Board met separately in executive session to discuss the appropriateness of the amendment and other considerations. In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the amendment with Hosking was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the Board’s view, approving the amendment with Hosking was desirable and in the best interests of Multi-Asset Fund and its members.

Approval of the New Money Manager Agreement with Amundi Smith Breeden LLC

At the meeting held on September 9, 2015, the Board evaluated and approved a new money manager agreement for Multi-Asset Fund with Amundi Smith Breeden, which became effective on November 12, 2015 (“new money manager agreement”). The Board was asked to approve the new money manager agreement in anticipation of a proposed initial public offering of Amundi Group, the parent company of Amundi Smith Breeden, which was expected to result in a change of control of Amundi Smith Breeden and the assignment and termination of the current money manager agreement between Amundi Smith Breeden and Multi-Asset Fund.

In considering a new money manager agreement with Amundi Smith Breeden for Multi-Asset Fund, which would become effective upon the proposed change of control in Amundi Smith Breeden’s parent company, the Board noted that in connection with the Annual Review, they had approved the continuance of the current money manager agreement between TIP, on behalf of Multi-Asset Fund, and Amundi Smith Breeden for another one-year-term commencing July 1, 2015. In connection with the Annual Review, the Board had requested and considered a wide range of information from TAS and Amundi Smith Breeden. In approving the new money manager agreement with Amundi Smith Breeden, the Board considered the same factors and information that it considered in approving the current agreement at the Annual Review, as well as such other information as the Board considered appropriate. The Board noted that the change of control at Amundi Smith Breeden was not expected to result in any changes in the nature, quality, or extent of services to be provided by Amundi Smith Breeden; was not expected to result in any changes to the investment advisory or

TIFF Multi-Asset Fund	December 31, 2015

Approval of the New Money Manager Agreement with Amundi Smith Breeden LLC (continued)

other services provided to Multi-Asset Fund, or to the personnel providing such services; and was not expected to affect Amundi Smith Breeden’s ability to meet its obligations under the new money manager agreement.

The Board also noted the information received at regular meetings throughout the year related to the services rendered by Amundi Smith Breeden concerning the management of Multi-Asset Fund’s portfolio. The Board’s evaluation of the services provided by Amundi Smith Breeden took into account the Board’s knowledge and familiarity gained as Board members regarding the scope and quality of Amundi Smith Breeden’s investment management capabilities. The Board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by Amundi Smith Breeden. Consistent with the approach taken by the Board at the Annual Review, the Board did not specifically consider the profitability or expected profitability of Amundi Smith Breeden resulting from its relationship with Multi-Asset Fund because Amundi Smith Breeden is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Amundi Smith Breeden were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation on the material factors presented to it at the Annual Review and as discussed above, including: (1) the terms of the new money manager agreement; (2) the reasonableness of Amundi Smith Breeden’s fees in light of the nature and quality of the services provided and any additional benefits received by Amundi Smith Breeden in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services performed by Amundi Smith Breeden; (4) the overall organization, skills, and experience of Amundi Smith Breeden in managing the existing portfolios for Multi-Asset Fund; and (5) the contribution and expected contribution of Amundi Smith Breeden towards the overall performance of Multi-Asset Fund. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward past and future long-term considerations. Based upon its review, the Board concluded that the new money manager agreement with Amundi Smith Breeden was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such new money manager agreement were fair and reasonable.

After carefully considering the information summarized above and all factors deemed to be relevant, the trustees unanimously voted to approve the new money manager agreement with Amundi Smith Breeden. Prior to a vote being taken, the trustees met separately in executive session to discuss the appropriateness of the new money manager agreement and other considerations. In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts.

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TIFF Multi-Asset Fund	December 31, 2015
Index Descriptions

Merrill Lynch Factor Model® (“MLFM”) is a model established by Merrill Lynch International that is designed to provide a high correlation to hedge fund beta, which is the component of the performance of a relatively diversified group of hedge funds comprising the HFRI Fund Weighted Composite Index (“HFRI”) that may be correlated to and replicated by non-hedge fund, transparent market measures such as the 6 factors that comprise the MLFM. (The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2,000 constituent funds.) The MLFM implements an investment strategy intended to track the aggregated performance of the hedge fund universe with liquid, publicly traded components. Using a rules-based, discretion-free algorithm the MLFM allocates long and short exposures to the S&P 500 Total Return Index, the Russell 2000 Total Return Index, the MSCI EAFE US Dollar Net Total Return Index, the MSCI Emerging Markets US Dollar Net Total Return Index, the Euro currency (represented by the EUR-USD Spot Exchange Rate) and cash (represented by the one-month USD LIBOR). On a monthly basis the weights of the components are recalculated using a methodology designed to maximize correlation with the HFRI. Weightings for all of the factors may be negative, except with respect to the MSCI Emerging Markets US Dollar Net Total Return Index. The MLFM was launched in June 2006.

The MLFM is not comprised of any hedge fund or group of hedge funds. There is no guarantee that the MLFM will successfully provide the risk/return characteristics of a broad universe of hedge funds, as measured by HFRI or any other hedge fund benchmark, or achieve a high correlation with the HFRI or with hedge fund beta generally. Performance differences between the MLFM and HFRI are expected to be material at times. Source of MLFM: BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend TIFF or any of its products or services.

Barclays US Intermediate Treasury Index includes all publicly issued US Treasury securities that have a remaining maturity greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Bloomberg Commodity Index Total Return comprises futures contracts on 22 exchange-traded physical commodities. The index reflects the return on fully collateralized futures positions and on cash collateral invested in 13-week US Treasury bills. Futures contracts are rolled prior to maturity. The index is subject to certain diversification rules, which are applied annually, and is re-balanced annually on a price-percentage basis in order to maintain diversified commodities exposure over time.

HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds. Constituent funds report monthly performance, net of all fees, in US dollars and have a minimum of $50 million under management or a 12-month track record of active performance. The index does not include hedge funds of funds.

MSCI EAFE Index (MSCI EAFE US Dollar Net Total Return Index) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The index excludes the US and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

65/35 Mix, calculated by TAS, consists of 65% MSCI All Country World Index and 35% Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing.

One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.

TIFF Multi-Asset Fund	December 31, 2015
Index Descriptions (continued)

MSCI Emerging Markets Index (MSCI Emerging Markets US Dollar Net Total Return Index) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The emerging markets are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Russell 2000 Index (Russell 2000 Total Return Index) is a market capitalization weighted index that measures the performance of the small-cap segment of the US equity universe. The index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index (S&P 500 Total Return Index) includes 500 companies in leading industries of the US economy, capturing 75% coverage of US equities. The S&P 500 Index is maintained by the S&P Index Committee, based on published guidelines governing additions to and removal from the index. Criteria for index additions include US companies, market capitalization in excess of $4 billion, public float, financial viability, adequate liquidity and reasonable price, sector representation, and company type. Criteria for index removals include violating or no longer meeting one or more criteria for index inclusion.

MSCI All Country World IndexSM is a free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Unlike certain other broad-based indices, the number of stocks included in the MSCI All Country World Index is not fixed and may vary to enable the index to continue to reflect the primary home markets of the constituent countries. MSCI All Country World Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding tax thereafter.

Consumer Price Index + 5% per annum is based on the Consumer Price Index-All Urban Consumers (CPI- U), a widely recognized measure of US inflation that represents changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for TIFF Multi-Asset Fund because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most TIFF members are subject.

The MAF Constructed Index (CI) is a blended index now comprised of three broad investment categories, weighted according to policy norms, with each category assigned a benchmark selected by TAS. Effective October 1, 2015, the CI is comprised of the following investment categories and weights: equity-oriented assets (65%), diversifying strategies (hedge funds and other) (20%), and fixed income (including cash)(15%). The benchmarks for the investment categories are MSCI All Country World Index for equity, Merrill Lynch Factor Model for diversifying strategies, and 2/3 Barclays US Intermediate Treasury Index and 1/3 BofA Merrill Lynch US 6-Month Treasury Bill Index for the fixed income category. Performance of the CI generated from July 1, 2009, through September 30, 2015, was reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the CI’s asset segments through index funds or other instruments. (One cannot invest directly in an index and unmanaged indices do not incur fees and expenses.) The reported performance of the CI would increase in the absence of a 20 basis point reduction. CI weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing. Actual weights in MAF tend to vary over time. Historical performance for the CI is not adjusted when the composition of the CI changes. Therefore, past performance reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated. TAS has changed the composition of the CI over time, including the most recent change (effective October 1, 2015) from a CI comprised of various asset segments to a CI comprised of three broad categories. In the past TAS has changed the CI policy norms (or weights), asset segments, and segment benchmarks. TAS’s on-going review of the CI may cause TAS to make additional changes in the future.

Barclays US Aggregate Bond Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. This index is a component of the US Universal index in its entirety.

One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.

TIFF Short-Term Fund	December 31, 2015
Portfolio Management Review (Unaudited)

Strategy Overview

As it seeks to track closely, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index, the fund invests almost exclusively in US Treasury bills. Very small fractions of STF’s capital not susceptible to investment in T-bills for administrative reasons get invested routinely in repurchase agreement transactions fully collateralized by US Treasury obligations, with such holdings constituting customarily a small portion of STF’s net assets.

Short-term (6-month) US Treasury debt is currently yielding just under 0.5%, as it has been since the Federal Reserve’s December rate hike. If short-term yields remain constant or continue to rise, STF should return to a positive expected return investment, though there can be no assurance that returns will be positive.

Performance Review

The short-term Treasury market produced extremely low yields during 2015 as the Federal Reserve Board continued its longstanding low interest rate policy in an effort to spur economic growth. As would be expected in such an environment, TIFF Short-Term Fund (STF) produced a slightly negative return of -0.10%, for the year ended December 31, 2015. As noted before in this space, STF’s administrative and rebalancing costs contribute (negatively) to reported performance. The rebalancing portion of these costs results from TAS’s effort to keep duration, or interest rate sensitivity, in line with that of the fund’s performance benchmark, the BofA Merrill Lynch US 6-Month Treasury Bill Index. The Federal Reserve Board raised the federal funds target rate slightly, for the first time in seven years, at the December Federal Open Market Committee meeting. The market started pricing in this expected rate hike in the latter part of the year, which STF sought to take advantage of, when practical, by rolling into higher yielding securities. Still, market yields for the majority of the year were simply not high enough to outweigh the fund’s ongoing costs. The benchmark index, which has no rebalancing or administrative costs, returned 0.22% for the year. Staff has the discretion to “roll” holdings not precisely when the benchmark’s constituent securities “roll” but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account. STF was then able to continue to hold the highest yielding securities.

TIFF Short-Term Fund	December 31, 2015

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details.

Prior to July 2004, the fund employed a different investment approach and manager than those currently employed. Investments in debt securities typically decrease in value when interest rates rise although the risk is less for short-term debt securities than long-term debt securities.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/15

	Calendar Year 2015	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Short-Term Fund	-0.10%	-0.13%	-0.08%	1.24%	2.85%	83.62%
BofA ML US 6-Month T-Bill*	0.22%	0.17%	0.19%	1.57%	3.02%	90.20%

Total return assumes dividend reinvestment. STF’s annualized expense ratio for calendar year 2014 is 0.24% (a regulatory mandate requires the use in this report of the same expense ratio as shown in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2014, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The annualized expense ratio has been restated here and in the prospectus to show an estimate of what the fund’s expenses would have been in 2014 after eliminating a nonrecurring expense that will not apply in future periods. The expense ratio will differ for 2015.

Commencement of operations was May 31, 1994.

*	The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected. One cannot invest directly in an index.

Note: Performance data for periods prior to 2005 reflects an expense waiver. Without the expense waiver, total returns would have been lower for those periods.

Performance of a $50,000 Investment (Unaudited)	Ten year period ended 12/31/15

Past performance is not a guarantee of futures results.

The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Short-Term Fund	December 31, 2015
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expense Paid During the Period* 7/1/15 – 12/31/15
1) Actual	$1,000.00	$1,000.00	$1.11
2) Hypothetical	$1,000.00	$1,024.10	$1.12
*	Expenses are equal to the fund’s annualized expense ratio of 0.22% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Summary Schedule of Investments (Unaudited)

US Treasury Bills	98.7%
Repurchase Agreement	1.4%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Net Assets	100.0%

TIFF Short-Term Fund	December 31, 2015
Financial Highlights

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
For a share outstanding throughout each period
Net asset value, beginning of year	$9.87	$9.89	$9.90	$9.90		$9.90
Income (loss) from investment operations
Net investment income (loss)	(0.01)	(0.03)	(0.01)	(0.01)		(0.01)
Net realized and unrealized gain on investments	0.00 (a)	0.01	0.00 (a)	0.01		0.01
Total from investment operations	(0.01)	(0.02)	(0.01)	(0.00)		(0.00)
Net asset value, end of year	$9.86	$9.87	$9.89	$9.90		$9.90
Total return (b)	(0.10)%	(0.20)%	(0.10)%	(0.00	)%(c)	0.00	%(d)
Ratios/supplemental data
Net assets, end of year (000s)	$97,168	$104,383	$148,294	$136,549		$159,290
Ratio of expenses to average net assets, after waivers	0.22%	0.35%	0.20%	0.20%		0.18%
Ratio of net investment loss to average net assets	(0.09)%	(0.28)%	(0.11)%	(0.09)%		(0.06)%
Portfolio turnover (e)	—%	—%	—%	—%		—%

(a)	Rounds to less than $0.01.
(b)	Total return assumes dividend reinvestment.
(c)	The actual return is (0.001)%, which rounds to (0.00)%.
(d)	Rounds to less than 0.01%.
(e)	Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded by definition from the calculation of portfolio turnover, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Schedule of Investments

	Principal Amount	Value
Investments — 100.1% of net assets
Short-Term Investments — 100.1%
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp. issued on 12/31/15 (proceeds at maturity $1,350,079) (collateralized by US Treasury Notes, due 06/30/22 through 11/15/24 with a total par value of $1,380,000 and a total market value of $1,384,614)
0.030%, 01/04/16
(Cost $1,350,079)	$1,350,079	$1,350,079
US Treasury Bills (a) — 98.7%
US Treasury Bill, due on 03/17/16	14,000,000	13,997,158
US Treasury Bill, due on 03/31/16	3,000,000	2,998,734
US Treasury Bill, due on 04/21/16	20,000,000	19,987,560
US Treasury Bill, due on 04/28/16	28,000,000	27,976,536
US Treasury Bill, due on 05/12/16	1,000,000	998,841

	Principal Amount	Value
US Treasury Bill, due on 06/09/16	$16,000,000	$15,968,624
US Treasury Bill, due on 06/16/16	12,000,000	11,974,692
US Treasury Bill, due on 06/30/16	2,000,000	1,995,210
Total US Treasury Bills — 98.7% (Cost $95,905,075)		95,897,355
Total Short-Term Investments (Cost $97,255,154)		97,247,434
Total Investments — 100.1% (Cost $97,255,154)		97,247,434
Liabilities in Excess of Other Assets — (0.1)%		(79,864)
Net Assets — 100.0%		$97,167,570
(a)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Assets and Liabilities

December 31, 2015
Assets
Investments in securities, at value (cost: $95,905,075)	$95,897,355
Repurchase agreements (cost: $1,350,079)	1,350,079
Total investments (cost: $97,255,154)	97,247,434
Receivables:
Interest	1
Prepaid expenses	1,233
Total Assets	97,248,668
Liabilities
Payables:
Accrued professional fees	54,474
Accrued fund administration fees	23,297
Investment advisory and administrative fees	3,205
Accrued expenses and other liabilities	122
Total Liabilities	81,098
Net Assets	$97,167,570
Shares Outstanding (unlimited authorized shares, par value $0.001)	9,855,438
Net Asset Value Per Share	$9.86
Net Assets Consist of:
Capital stock	$97,178,352
Accumulated net investment income (loss)	—
Accumulated net realized gain (loss) on investments	(3,062)
Net unrealized depreciation on investments	(7,720)
$97,167,570

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Operations

Year Ended December 31, 2015
Investment Income
Interest	$121,846
Total Investment Income	121,846
Expenses
Fund administration fees	77,711
Professional fees	64,664
Investment advisory fees	29,256
Registration fees	22,891
Administrative fees	9,752
Chief compliance officer fees	3,522
Miscellaneous fees and other	4,534
Total Expenses	212,330
Net Investment Loss	(90,484)
Net Realized Gain (Loss) from:
Investments	31,310
Net Realized Gain	31,310
Net Change in Unrealized Appreciation (Depreciation) on Investments	(11,674)
Net Realized and Unrealized Gain on Investments	19,636
Net Decrease in Net Assets Resulting from Operations	$(70,848)

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets From Operations
Net investment loss	$(90,484)	$(304,226)
Net realized gain on investments	31,310	22,797
Net change in unrealized appreciation (depreciation) on investments	(11,674)	(8,542)
Net Decrease in Net Assets Resulting from Operations	(70,848)	(289,971)
Distributions
From net investment income	—	—
Decrease in Net Assets Resulting from Distributions	—	—
Capital Share Transactions
Proceeds from shares sold	75,976,275	140,681,400
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(83,121,352)	(184,301,645)
Net Decrease From Capital Share Transactions	(7,145,077)	(43,620,245)
Total Decrease in Net Assets	(7,215,925)	(43,910,216)
Net Assets
Beginning of year	104,383,495	148,293,711
End of year	$97,167,570	$104,383,495
Including accumulated net investment income (loss)	$—	$—
Capital Share Transactions (in shares)
Shares sold	7,702,464	14,228,272
Shares reinvested	—	—
Shares redeemed	(8,426,771)	(18,638,013)
Net Decrease	(724,307)	(4,409,741)

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Cash Flows

Year Ended December 31, 2015
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$(70,848)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
(Purchase)/Sale of short term investments, net	10,625,239
(Increase)/decrease in interest receivable	(1)
(Increase)/decrease in prepaid expenses	(1,233)
Increase/(decrease) in accrued expenses and other liabilities	(128,296)
Increase/(decrease) in payable for investment advisory and administrative fees	(148)
Net realized (gain) loss from investments	(31,310)
Net change in unrealized (appreciation) depreciation on investments	11,674
Net cash provided by (used in) operating activities	10,405,077
Cash flows provided by (used in) financing activities
Distributions paid to shareholders	—
Proceeds from shares sold	75,976,275
Payment for shares redeemed	(86,381,352)
Net cash provided by (used in) financing activities	(10,405,077)
Net increase (decrease) in cash	—
Cash at beginning of year	—
Cash at end of year	$—

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2015

1.  Organization

TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2015, TIP consisted of two mutual funds, TIFF Multi-Asset Fund (“MAF”) and TIFF Short-Term Fund (“STF” or the “fund”), each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to STF.

Investment Objective

STF’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2.  Summary of Significant Accounting Policies

The fund operates as a diversified investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value.

Fair value is defined as the price that the fund would receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

During the year ending December 31, 2015, all of the fund’s investments were valued using Level 1 inputs, and as a result, there were no transfers between any of the fair value hierarchy levels.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2015

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2012 - December 31, 2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Expenses

Expenses directly attributable to STF are charged to that fund’s operations; expenses that are applicable to all TIP funds are allocated among them based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the policy of the fund to declare dividends, if any, from net investment income monthly and capital gains distributions at least annually.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the fund’s assets, less its liabilities, by the number of outstanding shares of the fund.

3.  Investment Advisory and Other Agreements, and Other Transactions with Affiliates

TIP’s board of trustees has approved an investment advisory agreement with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.03%
On the next $1 billion	0.02%
On the remainder (> $2 billion)	0.01%

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TAS provides certain administrative services to TIP under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.01% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2015

TIP has designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. STF pays a pro rata portion of such costs based on its share of TIP’s net assets.

TIP’s board of trustees, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board of trustees, received compensation of $855 from STF for the year ended ended December 31, 2015, for service as independent chair. As of December 31, 2015, $216 remained payable on the Statement of Assets and Liabilities.

4.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) on investment securities, at December 31, 2015, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
$7,391	$(15,111)	$(7,720)	$95,905,075

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2014, the fund made the following reclassifications primarily due to the tax treatment of net operating loss:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$90,484	$(34,372)	$(56,112)

The components of distributable earnings/(accumulated losses) on a tax basis detailed below could differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation)	Qualified Late-year losses
$ —	$ —	$ —	$(7,720)	$(3,062	)(a)
(a)	Qualified late-year losses (Late-year Ordinary losses and Post-October Capital losses) incurred after October 31, 2015 and within the taxable year, are deemed to arise on the first day of the fund’s next taxable year. The fund has Post-October capital losses listed above as of December 31, 2015.

Certain differences can occur from the amounts reflected in the fund’s Statements of Changes in Net Assets primarily due to the character of net short-term capital gains treated as ordinary income for tax purposes. During the years ended December 31, 2015 and December 31, 2014, there were no such differences.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2015

5.  Repurchase Agreements

The fund will engage in repurchase transactions with parties approved by TAS.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty.

6.  Concentration of Risks

The fund may engage in transactions with counterparties, including but not limited to repurchase agreements. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

7.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
TIFF Investment Program

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Short-Term Fund (one of the series constituting TIFF Investment Program) (the “Fund”) as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIFF Short-Term Fund (one of the series constituting TIFF Investment Program) at December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 29, 2016

TIFF Short-Term Fund	December 31, 2015
Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the TIP fund voted proxies relating to portfolio securities during the most recent 12-month year ended December 31 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Trustees and Principal Officers (Unaudited)

The board of trustees of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among the responsibilities of the board of trustees are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees; and electing TIP officers.

Each trustee serves the fund until his or her termination, or until the trustee’s retirement, resignation, or death, or otherwise as specified in TIP’s Agreement and Declaration of Trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA, 19087.

The Statement of Additional Information has additional information regarding the board of trustees. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov.

Independent Trustees

William F. McCalpin
Born 1957 Trustee since February 2008 Board Chair since 2008 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – present); Chair of the Board of Trustees of The Janus Funds (2008 – present); Trustee of The Janus Funds (2002 – present) (58 funds overseen). Formerly, Chief Executive Officer, Imprint Capital Advisors, LLC, an investment advisor exclusively focused on impact investing (2013 – 2015).
Other Directorships: FB Heron Foundation.
Craig R. Carnaroli
Born 1963 Trustee since January 2012 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Executive Vice President, University of Pennsylvania
Other Directorships: University City District; University City Science Center; Philadelphia Industrial Development Corporation; Visit
Philadelphia; The Connelly Foundation.
N.P. “Narv” Narvekar
Born 1962 Trustee since January 2010 2 funds overseen	Principal Occupation(s) During the Past Five Years:
President and CEO, The Columbia Investment Management Company, which manages Columbia University’s endowment.
Other Directorships: The Chapin School.
Amy B. Robinson
Born 1967 Trustee since September 2013 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Vice President and Chief Financial Officer, The Kresge Foundation
Other Directorships: Foundation Financial Officers Group, Mt. Clemens Montessori Academy, Member of the Detroit Riverfront Conservancy Audit Committee. Advisor to the UAW Retiree Medical Benefits Trust Audit Committee, Member of Financial Accounting Standards Board (FASB) Not-For-Profit Advisory Committee.

Trustees and Principal Officers (Unaudited)

Principal Officers

Richard J. Flannery
Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc.; President and CEO, TIFF Investment Program.
Directorships: TIFF Advisory Services, Inc., The Nelson Foundation. Investment Committee member, Financial Industry Regulatory Authority (FINRA), and Compensation Committee member, Mercy Investment Services, Inc.

Dawn I. Lezon
Born 1965 CFO and Treasurer since January 2009 (Vice President and Assistant Treasurer, September 2006 – December 2008)	Principal Occupation(s) During the Past Five Years: Vice President/Treasurer, TIFF Advisory Services, Inc.
Kelly A. Lundstrom
Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc.
Richelle S. Maestro
Born 1957 Vice President and Chief Legal Officer since March 2006, Secretary since December 2011	Principal Occupation(s) During the Past Five Years: Vice President/General Counsel, TIFF Advisory Services, Inc. Secretary, TIFF Advisory Services, Inc. (2011 – present)
Christian A. Szautner
Born 1972 CCO since July 2008	Principal Occupation(s) During the Past Five Years: Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc.
Jay L. Willoughby
Born 1958 Chief Investment Officer since December 2015	Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, TIFF Advisory Services, Inc. (2015 – present); CIO, Alaska Permanent Fund Corp., a sovereign wealth fund of the State of Alaska (2011 – 2015); Co-Managing Partner, Ironbound Capital Management, a global long-short equity hedge fund (2006 – 2011).

TIFF Investment Program

MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS

TIFF Multi-Asset Fund
AJO, LP
Amundi Smith Breeden LLC
Brookfield Investment Management Inc.
Canyon Capital Advisors LLC (AF)
Convexity Capital Management LP (AF)
Farallon Capital Management, LLC (AF)
Fundsmith, LLP
Glenhill Capital Advisors, LLC
Hosking Partners LLP
Hudson Bay Capital Management LP (AF)
Kopernik Global Investors, LLC
Lansdowne Partners (UK), LLP
Lansdowne Partners Limited (AF)
Latimer Light Capital, LP (AF)
Lone Pine Capital LLC (AF)
Marathon Asset Management, LLP
Mission Value Partners, LLC
Mondrian Investment Partners Limited
Och-Ziff Capital Management Group (AF)
QVT Financial LP (AF)
Shapiro Capital Management LLC
Southeastern Asset Management, Inc.
SummerHaven Investment Management, LLC (AF)
TIFF Advisory Services, Inc.

TIFF Short-Term Fund
TIFF Advisory Services, Inc.

ADVISOR TIFF Advisory Services, Inc.

170 N. Radnor Chester Road
Suite 300
Radnor, PA 19087
phone    610-684-8200
fax       610-684-8210

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Iron Street
Boston, MA 02210

FUND DISTRIBUTOR
Foreside Fund Services, LLC
3 Canal Plaza
Suite 100
Portland, ME 04101

FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
One Commerce Square
Suite 700
2005 Market Street
Philadelphia, PA 19103

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting TIFF’s website at www.tiff.org. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

Item 2. Code of Ethics

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2015, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Craig R. Carnaroli and Amy B. Robinson, each of whom is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent auditors, Ernst & Young LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2015 and 2014 were $152,965 and $148,965, respectively.

(b)	AUDIT-RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. Fees billed by Ernst &Young LLP to the Registrant for fiscal years ended December 31, 2015 and 2014 were $3,700 and $3,700, respectively. These fees were for the review of the Registrant’s semi-annual report.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Ernst & Young LLP, for the fiscal years ended December 31, 2015 and 2014 were $77,495 and $86,350, respectively. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2015 or 2014.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

(2) Not applicable.

(f)	Not applicable.

(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, and to the Registrant’s Investment Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2015 and 2014 were $242,235 and $261,766, respectively.

(h)	The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedure for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics as described in item 2 is attached.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	2/29/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	2/29/16

By (Signature and Title)	/s/ Dawn I. Lezon
Dawn I. Lezon, Treasurer and Chief Financial Officer

Date	2/29/16